Exhibit 10.1
CONFIDENTIAL
AMENDED AND RESTATED
COPROMOTION AGREEMENT
between
KING PHARMACEUTICALS, INC.
and
WYETH
EFFECTIVE AS OF JANUARY 1, 2006
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

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AMENDED AND RESTATED
COPROMOTION AGREEMENT
     THIS AMENDED AND RESTATED COPROMOTION AGREEMENT (this “Agreement”) is entered into on July 5, 2006 (the “Amendment Execution Date”), but effective as of January 1, 2006 (the “Amendment Effective Date”), by and between KING PHARMACEUTICALS, INC., a Tennessee corporation (“King”), and WYETH (formerly known as “American Home Products Corporation”), a Delaware corporation, acting through its Wyeth Pharmaceuticals Division (formerly known as its “Wyeth-Ayerst Laboratories Division”) (“Wyeth”). King and Wyeth may each be referred to herein individually as a “Party” and collectively as the “Parties”.
     WHEREAS, King markets and distributes the pharmaceutical product ramipril in the United States, its territories and possessions, the District of Columbia and the Commonwealth of Puerto Rico under the registered trademark ALTACE®;
     WHEREAS, Wyeth is engaged in the business of and has expertise in, among other things, the promotion of pharmaceutical products to physicians;
     WHEREAS, effective June 22, 2000, King and Wyeth entered into that certain Copromotion Agreement (the “Prior Agreement”) pursuant to which they have been copromoting the ALTACE® product in the United States, its territories and possessions, the District of Columbia and the Commonwealth of Puerto Rico;
     WHEREAS, during the course of the Prior Agreement, various issues arose between King and Wyeth; and
     WHEREAS, the Parties now desire to amend and restate the Prior Agreement inter alia to provide for an orderly wind down of Wyeth’s involvement in the promotion and marketing of the ALTACE® product and effective as of the Amendment Execution Date, to forever release and resolve all disputes between them under the Prior Agreement.
     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:
1. DEFINITIONS
     Capitalized terms used herein without definition shall have the respective meanings assigned thereto in Annex I attached hereto and incorporated herein for all purposes of this Agreement (such definitions to be equally applicable to both the singular and plural forms of the terms defined). Unless otherwise specified, all references herein to “Articles” or “Sections” are to Articles or Sections of this Agreement.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

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2. GRANT OF RIGHTS TO WYETH
     2.1 Copromotion Rights.
          (a) King hereby grants to Wyeth and its Affiliates, on an exclusive basis together with King and its Affiliates, the right to promote the Product(s) in the Territory during the Copromotion Period, upon and subject to the terms and conditions set forth in this Agreement.
          (b) The grant of rights set forth in Section 2.1(a) is subject to and limited by (i) the right of King and its Affiliates to promote the Product(s) in the Territory during the Copromotion Period in accordance with the terms hereof; and (ii) other applicable limits and restrictions on King set forth in the Sanofi-Aventis Agreements, true and correct copies of which have been provided to Wyeth prior to the date of this Agreement.
          (c) King acknowledges that Wyeth has paid to King all amounts due and payable to King pursuant to Section 2.1 of the Prior Agreement.
     2.2 Trademark.
          (a) Required Use and Compliance. During the Copromotion Period, each Party shall promote the Product(s) only under the Trademarks and neither Party shall use any Trademarks other than those listed in Exhibit 2.2 hereto in promoting the Product(s) without the prior approval of the AMC. After the Copromotion Period, Wyeth shall have no further right from King to market or promote the Product(s). Upon the conclusion of the Copromotion Period King shall immediately discontinue all use of the Wyeth Trademarks, [***] that until [***] that are contained [***]Wyeth[***] (it being understood and agreed that [***] during the remainder of the Copromotion Period. After the end of the Copromotion Period King, at its own expense, shall resticker or relabel all materials (other than Product samples) in its possession (including, without limitation, all such materials in the possession of any of King’s employees, sales representatives, agents and/or other representatives) containing any of the Wyeth Trademarks, such that none of the Wyeth Trademarks are visible on such materials. King agrees that any Product samples bearing any Wyeth Trademarks or otherwise bearing the name of Wyeth or any of its Affiliates, [***], shall be destroyed (or repackaged in packaging not bearing any Wyeth Trademark) by King no later than [***].
          (b) Validity of Trademarks. Each Party acknowledges the validity of the other Party’s right, title and interest in and to its Trademarks and shall not have, assert or acquire any right, title or interest in or to any of such other Party’s Trademarks, except as otherwise explicitly provided in this Agreement.
          (c) Use of Trademarks. Each Party shall not use the other Party’s Trademarks in connection with any goods or products other than the Product(s), notwithstanding that such goods or products are dissimilar to the Product(s) or have a different use. Each Party shall use the other Party’s Trademarks only to the extent expressly authorized herein.
          (d) Notice of Infringement.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

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          (i) Each Party shall give the other Party notice of any infringement or threatened infringement of any of such other Party’s Trademarks used in connection with the Product(s) during the Copromotion Period. Each Party shall determine in its sole discretion what action, if any, to take in response to the infringement or threatened infringement of that Party’s Trademark, other than the primary brand Trademark(s). The Parties intend that ALTACE® shall be the primary brand Trademark (the “Primary Brand Trademark”) for the Product(s), [***]. In the event that one Party chooses to take enforcement action in response to the infringement or threatened infringement of its Trademark during the Copromotion Period, the other Party shall reasonably cooperate in such enforcement; provided, however, the enforcing Party shall reimburse the other Party for reasonable expenses incurred by the other Party that are related to such enforcement.
          (ii) As to the Primary Brand Trademark(s) only, if during the Copromotion Period, the Party owning such a Trademark fails to take enforcement action within one hundred twenty (120) days following notice thereof in response to the infringement or threatened infringement of its Trademark, the other Party shall have the right, in its sole discretion, to conduct litigation or other enforcement proceedings at its own expense, naming the Trademark owner as a Party plaintiff. In such event, the Trademark owner shall reasonably cooperate in such enforcement; provided, however, the enforcing Party shall reimburse the other Party for reasonable expenses incurred by the other Party that are related to such enforcement.
          (iii) The Parties shall cooperate in good faith with respect to all Trademark enforcement action hereunder, and each Party shall notify the other Party promptly of all substantive developments with respect to such Trademark enforcement actions, including, without limitation, all material filings, court papers and other related documents. Each Party shall consider the timely given, reasonable comments and advice of the other Party with respect to the strategy employed and submissions made relative to any Trademark enforcement actions. The Party enforcing such Trademark action shall retain for its own account any damages or other monetary relief obtained in connection therewith.
3. RESPONSIBILITIES OF WYETH
     3.1 Promotion by Wyeth.
          (a) Commencing as of the Initiation Date and continuing throughout the Copromotion Period, Wyeth shall use its Commercially Reasonable Efforts to market and promote the Product(s) to Physicians in the Territory in accordance with the then current Marketing Plan. Without limiting the foregoing, from January 1, 2006 through December 31, 2006, subject to Sections 3.3 and 9.4, Wyeth shall be responsible for performing at least [***] Details (the “Wyeth 2006 Annual Required Detailing Requirement”), in accordance with the 2006 Altace Marketing Plan approved by the AMC, a copy of which is attached hereto as Exhibit 8.5. The number of Details required in this Section 3.1 shall be conducted and spaced according to the current Marketing Plan then in effect, provided, however, that Wyeth agrees that during each calendar
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

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quarter during calendar year 2006, Wyeth shall be responsible for performing no less than [***] Details (the “Wyeth 2006 Quarterly Detailing Requirement”). Wyeth agrees, subject to King providing Wyeth with a sufficient quantity of Product samples as set forth in the delivery schedule in the Marketing Plan, to use its Commercially Reasonable Efforts to provide, and/or to cause its Affiliates to provide, Product samples to Physicians in accordance with the then current Marketing Plan.
          (b) Commencing as of the Initiation Date and continuing through the end of the Copromotion Period, Wyeth shall, in addition to performance of the Details as set forth in Section 3.1(a), use its Commercially Reasonable Efforts to market and promote the Product(s) in accordance with the then current Marketing Plans, which shall include a requirement of attendance at the medical conventions identified in the applicable Marketing Plan to promote the Product(s), unless otherwise agreed by the Parties.
          (c) In performing its duties hereunder, Wyeth shall, and shall cause its employees and the employees of its relevant Affiliates to, comply with all regulatory, professional and legal requirements, including, without limitation, the FDA’s regulations and guidelines concerning the advertising of prescription drug products, the American Medical Associations’ Guidelines on Gifts to Physicians, the PhRMA Guidelines for Marketing Practices, and the ACCME Standards for Commercial Support of Continuing Medical Education, which may be applicable to the services (including without limitation the warehousing, handling and distribution of the Product samples) to be provided by Wyeth hereunder. No employee of Wyeth or of any if its relevant Affiliates shall make any representation, statement, warranty or guaranty with respect to the Product(s) that is not consistent with current labeling of the Product(s) or promotional materials approved by the AMC, that is deceptive or misleading, or that disparages the Product(s) or the good name, good will and reputation of King. Wyeth represents and warrants that its services hereunder will be provided in a professional, ethical and competent manner.
     3.2 Wyeth Detail Reports.
          Throughout the Copromotion Period, Wyeth shall provide King with a report (each a “Wyeth Detail Report”), within [***] after the end of each calendar quarter, setting forth the following information regarding the efforts of Wyeth’s sales force in promoting and Detailing the Product(s) during the preceding quarter (or part thereof): (i) the number of Details made and recorded by Wyeth’s standard record keeping procedures based on data recorded by the sales force; (ii) the names and addresses of the Physicians called upon; (iii) the percentage of physicians Detailed who were provided with samples of the Product(s); (iv) the average number of samples delivered per Detail; and (v) such other information as may be required in the then current Marketing Plan. The last such Wyeth Detail Report shall be submitted to King within [***] after the end of the Copromotion Period. Each such Wyeth Detail Report shall be in an electronic format and in hard copy summary form.
     3.3 Wyeth Sales Force.
          (a) Except as agreed to by the Parties and subject to the terms and conditions of this Agreement (including, without limitation, Section 3.3(b)), Wyeth shall be solely responsible for
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

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the costs and expenses of establishing, maintaining and training Wyeth’s (and its Affiliates’) sales force of sufficient size to perform its Detailing obligations hereunder, and conducting Wyeth’s other activities under this Agreement; provided, however, that (i) such training shall be conducted in accordance with Section 5.1 and (ii) the content and strategic direction of any training provided by Wyeth that relates specifically to the Product(s) shall be consistent with the applicable Marketing Plan and, so long as the AMC remains in existence, coordinated with the AMC. Notwithstanding the foregoing, Wyeth shall pay incentive compensation to its sales representatives having responsibility for Detailing the Product(s) with respect to sales of the Product(s) in the Territory in accordance with Wyeth’s Sales Incentive Compensation Plan (“SICP”) for Wyeth’s own products, it being understood that Wyeth shall determine the target payout for the Product(s) in a manner consistent with the way in which it determines the target payouts for prescription drug products of comparable commercial potential and relative (based on commercial value) to other prescription drug products promoted by the Wyeth sales force. For the sake of clarity, King acknowledges and agrees that Wyeth shall have the right to continue the SICP and the incentive compensation weighting Wyeth has currently assigned for the Product(s) for the 2006 year. Wyeth agrees that, between the Amendment Execution Date and December 31, 2006, it will not change the target payout percentage included in its SICP for Altace for the 2006 year, which target payout percentage was disclosed to King at the AMC meeting held on February 9, 2006,.
          (b) From January 1, 2006 through December 31, 2006, Wyeth shall perform the number of Details required under Section 3.1(a) utilizing its Primary Care Sales Force and the territory coverage plan that Wyeth, in its sole discretion, has established for such sales force, as such territory coverage plan may be modified by Wyeth from time to time. Wyeth shall have the right to change the Altace target list utilized by Wyeth’s sales force one time on or before June 30, 2006. Wyeth shall notify King of such change as part of the Wyeth Detail Report submitted for the first calendar quarter affected by such change, and provide along with such notification a copy of the modified Altace target list. This one time change shall result in no more than a [***] increase or decrease in the active prescriber target list in any sales territory. The revised target list shall be at least a [***] match of active prescribers on the 2006 POA1 Wyeth target list.
          (c) From January 1, 2006 through December 31, 2006, Wyeth, during sales meetings with the Wyeth Primary Care Sales Force that address sales activities for calendar year 2006, shall provide time to address the promotion of Altace by such sales force.
          (d) To the extent practicable, during the Copromotion Period, all written, electronic and visual communications provided to any of Wyeth’s (and its Affiliates’) sales representatives regarding strategy, positioning or selling messages for the Product(s) and/or which contain the name of Wyeth or any of Wyeth’s Affiliates or any of the Wyeth Trademarks will be subject to review by Wyeth’s Copy Clearance Committee and, at the request of the AMC, by the AMC (for so long as the AMC remains in existence), in each case in accordance with Section 5.2(a).
     3.4 Competitive Products.
          (a) From the Effective Date through the end of the Copromotion Period, Wyeth shall not sell, detail, market or promote a Competitive Product in the Territory. Wyeth shall give
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

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King at least [***] prior written notice of Wyeth’s intent to sell, detail, market, promote or otherwise distribute any product which Wyeth believes is or could become a Competitive Product in the Territory, [***] (including without limitation, where a Competitive Product is acquired by Wyeth through acquisition or merger, in which case such written notice shall be given promptly after such acquisition or merger is closed). As of the Amendment Effective Date no such notice has been provided.
     (b) From the end of the Copromotion Period through June 30, 2007, Wyeth shall not cause any of its professional sales representatives to promote [***] Wyeth [***].
     (c) Except as expressly provided in Sections 3.4(a) and 3.4(b) above, Wyeth shall have no restrictions on its marketing, promoting or sale of any Competitive Product and King, by reason of this Agreement, shall have no right, title or interest in or to any Competitive Product acquired, marketed, promoted or sold by or on behalf of Wyeth after the end of the Copromotion Period.
4. RESPONSIBILITIES OF KING
     4.1 Promotion of Product(s) by King.
          (a) Commencing as of the Initiation Date and continuing throughout the Copromotion Period, King shall use its Commercially Reasonable Efforts to market and promote the Product(s) to Physicians in the Territory in accordance with the then current Marketing Plan. After the end of the Copromotion Period and for the remainder of the Term of this Agreement, King shall use its Commercially Reasonable Efforts to market, promote and sell the Product(s) in the Territory. Without limiting the foregoing, from January 1, 2006 through December 31, 2006, King shall be responsible for performing at least [***] Details (the “King 2006 Annual Detailing Requirement”) in accordance with the 2006 Altace Marketing Plan approved by the AMC, a copy of which is attached hereto as Exhibit 8.5. The number of Details required in this Section 4.1 shall be conducted and spaced according to the current Marketing Plan then in effect, provided, however, that King agrees that during each calendar quarter during calendar year 2006, King shall be responsible for performing no less than [***] Details (the “King 2006 Quarterly Detailing Requirement”). During the Copromotion Period, King agrees to use its Commercially Reasonable Efforts to provide, and/or cause its Affiliates to provide, Product samples to Physicians in accordance with the then current Marketing Plan.
          (b) Commencing as of the Initiation Date and continuing throughout the Copromotion Period, King shall, in addition to performance of the Details as set forth in Section 4.1(a), use its Commercially Reasonable Efforts to market and promote the Product(s) in accordance with the then current Marketing Plan, which shall include a requirement of attendance at the medical conventions identified in the applicable Marketing Plan to promote the Product(s), unless otherwise agreed by the Parties.
          (c) Commencing on the Amendment Execution Date, King shall be solely responsible for administration of the 2006 Altace Marketing Plan, provided, however, that (i) along
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

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with King (pursuant to Section 4.1(a) hereof), Wyeth shall continue to deliver Details of the Product(s) in accordance with Section 3.1(a) hereof through the remainder of calendar year 2006, (ii) along with King, Wyeth shall continue to sponsor and deliver visitor speaker bureau programs through the remainder of calendar year 2006 in accordance with the 2006 Altace Marketing Plan as it exists on June 30, 2006, (iii) Wyeth shall continue to conduct copy clearance activities as provided in Section 5.2 hereof, (iv) Wyeth and King shall fulfill all of their respective commitments set forth in the Transition Plan, and (v) absent the other Party’s consent, neither King nor Wyeth shall cancel or modify any commitments made for continuing medical education programs or any marketing activities permitted under the 2006 Altace Marketing Plan as it exists immediately prior to the Amendment Execution Date, which commitments were made prior to the Amendment Execution Date, regardless of whether such activities are to occur on or after the Amendment Execution Date.
          (d) In performing its duties hereunder, King shall, and shall cause its employees and the employees of its relevant Affiliates to, comply with all regulatory, professional and legal requirements, including, without limitation, the FDA’s regulations and guidelines concerning the advertising of prescription drug products, the American Medical Associations’ Guidelines on Gifts to Physicians, the PhRMA Guidelines for Marketing Practices, and the ACCME Standards for Commercial Support of Continuing Medical Education, which may be applicable to the services (including without limitation the production, warehousing, handling and distribution of the Product(s) and Product samples) to be provided by King hereunder. No employee of King or of any of its relevant Affiliates shall make any representation, statement, warranty or guaranty with respect to the Product(s) that is not consistent with current labeling of the Product(s) or promotional materials approved by the AMC or otherwise approved in accordance with Section 5.2, or that is deceptive or misleading, or that disparages the Product(s) or the good name, good will and reputation of Wyeth. King represents and warrants that its services hereunder will be provided in a professional, ethical and competent manner.
          (e) King agrees that from January 1, 2007 through the remainder of the Term of this Agreement, it shall take no action (including, without limitation, entering into agreements with customers or other third parties, adjusting the price of any Product(s), announcing an upcoming price adjustment for any Product(s), offering, canceling or modifying any rebates or return policies for any Product(s), and/or delaying acceptance of orders or shipment of any Product(s)) outside of what is considered normal and customary in the ordinary course of business, that would be reasonably expected to result in the shifting of Product sales from one year into a subsequent year or from a subsequent year into the immediately preceding year. [***] King [***] Wyeth [***] [***] King [***] Wyeth [***] Wyeth [***] King [***] King [***]. The adjustment provided for in the immediately proceeding sentence is the sole remedy available to Wyeth for actions taken by King which are prohibited by the first sentence of this Section 4.1(e), provided, however, that any such adjustment taken under this Section 4.1(e) shall have no effect on any remedy that may be available to Wyeth in connection with the breach of any other provision of this Agreement by King.
     4.2 Manufacture, Shipment, Etc. of the Product(s).
          King (and/or its Affiliates) shall have the sole responsibility for the manufacture, shipment, distribution, warehousing, billing and order confirmation of the Product(s) and for the
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

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collection of receivables resulting from sales of the Product(s) in the Territory. Wyeth may make recommendations to King from time to time regarding the price of and pricing strategies for the Product(s) during the Copromotion Period, including, without limitation, price increases and decreases and the timing thereof, [***] thereof. King shall manufacture or cause to be manufactured the Product(s) and Product samples in accordance with all applicable laws including without limitation the Act and all applicable regulations thereunder, the NDA and Good Manufacturing Practices. King shall use its Commercially Reasonable Efforts to ensure that adequate quantities of the Product(s) are available to meet the anticipated demand for the Product(s) during the Term of this Agreement.
     4.3 King Sales Force.
          (a) Except as otherwise agreed to by the Parties and subject to the terms and conditions of this Agreement, King shall be solely responsible for the costs and expenses of establishing, maintaining and training King’s (and its Affiliates’) sales force of sufficient size to perform its obligations hereunder, and conducting King’s other activities under this Agreement; provided, however, that such training shall be conducted in accordance with Section 5.1. Notwithstanding the foregoing, during the Copromotion Period King, shall pay incentive compensation to its sales representatives having primary responsibility for Detailing the Product(s) with respect to sales of the Product(s) in the Territory in accordance with King’s Sales Incentive Compensation Plan (“SICP”) for King’s own products, it being understood that King shall determine the target payout for the Product(s) in a manner consistent with the way in which it determines the target payouts for prescription drug products of comparable commercial potential and relative (based on commercial value) to other prescription drug products promoted by the King sales force.
          (b) To the extent practicable, all written, electronic and visual communications provided to any of King’s sales representatives during the Copromotion Period regarding strategy, positioning or selling messages for the Product(s) will, at the request of the AMC, be subject to review by the AMC (for so long as the AMC is in existence). Additionally, to the extent practicable, all written, electronic and visual communications provided to any of King’s sales representatives prior to June 30, 2006, regarding strategy, positioning or selling messages for the Product(s) will be subject to review by Wyeth’s Copy Clearance Committee in accordance with Section 5.2(a). After June 30, 2006 all written, electronic and visual communications provided to any of King’s sales representatives regarding strategy, positioning or selling messages for the Product(s) will be subject to review by King’s Copy Clearance Committee in accordance with Section 5.2(a), provided, however, that to the extent any such communications are provided to any of Wyeth’s (and its Affiliates) sales representatives regarding strategy, positioning or selling messages for the Product(s) and/or contain the name of Wyeth or any of Wyeth’s Affiliates or contain any of Wyeth’s Trademarks, such communications also shall be subject to review and approval by Wyeth’s Copy Clearance Committee in accordance with Section 5.2(a).
     4.4 King Detail and Sales Reports.
          (a) King shall provide Wyeth with a report (each a “King Detail Report”), within [***] after the end of each Calendar Quarter during the Copromotion Period, setting forth the
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

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following information regarding the efforts of King’s sales force in promoting and Detailing the Product(s) during such Calendar Quarter (or part thereof): (i) the number of Details made and recorded by record keeping procedures approved by the AMC; (ii) the names and addresses of the Physicians called upon; (iii) the percentage of physicians Detailed who were provided with samples of the Product(s); (iv) the average number of such samples delivered on each Detail; and (v) such other information as may be required in the then current Marketing Plan. The last such King Detail Report shall be submitted to Wyeth within [***] after the end of the Copromotion Period. Each such King Detail Report shall be in an electronic format and in hard copy summary form.
          (b) King shall furnish to Wyeth, within [***] after the end of each Calendar Quarter, a report setting forth in reasonable detail the calculation of the total Net Sales of each Product in the Territory for such Calendar Quarter during the Term. All reports required by this Section 4.4(b) shall be provided to Wyeth transmitted electronically.
     4.5 Sanofi-Aventis Agreements.
          (a) King [***] the Sanofi-Aventis Agreements [***] Sanofi-Aventis Agreements [***] Wyeth.
          (b) In connection with the Sanofi-Aventis Agreements, King shall give Wyeth immediate notice of its intentions with respect to the cure by King of any breach or default or alleged breach or default by King under such Sanofi-Aventis Agreements, and (i) if King states in such notice that it intends to cure such default or breach, it shall use its best efforts to do so in a timely fashion, or (ii) if King states in such notice that it does not intend to do so, or it fails to do so within [***], then Wyeth may, at its option, attempt to cure such breach or default, at King’s cost and expense, and King shall use its best efforts to assist Wyeth in doing so or, if Wyeth is not permitted, under the applicable Sanofi-Aventis Agreement to cure such breach, Wyeth may require King to cure such breach and King shall use its commercially reasonable efforts to do so in a timely fashion, provided, that, to the extent King has insufficient financial resources to cure such breach Wyeth shall loan such funds to King, under terms and conditions to be mutually agreed upon by the Parties.
     4.6 Arrow Agreements.
          (a) Should King [***] the Generic Distribution Agreement [***]Generic Distribution Agreement[***], King [***] Wyeth, [***] King and Cobalt (or any of their respective Affiliates), in order that Wyeth [***]. Such [***] King, Cobalt and/or any of their respective Affiliates [***] Arrow Agreements [***] the Generic Distribution Agreement; [***], King may [***] Cobalt under the Generic Distribution Agreement.
          (b) In the event that the price to be paid by Cobalt or any of its Affiliates for the Product(s) being supplied by King to Cobalt under the Generic Distribution Agreement is modified in any way and King receives any consideration, directly or indirectly, from or on behalf of Cobalt or any of Cobalt’s Affiliates, as a result of or in connection with any such modification to the Generic Distribution Agreement, such that the amounts payable to Wyeth under Section 9.1 of the Agreement are adversely affected, then the aggregate of any consideration received or to be
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

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received by King or any of its Affiliates from or on behalf of Cobalt or any of Cobalt’s Affiliates as a result of or in consideration for the modification to the Generic Distribution Agreement (the “Additional Cobalt Consideration”) shall, as of the earlier of the effective date of such modification to the Generic Distribution Agreement or the date that King or its Affiliates receives such Additional Cobalt Consideration, be included in the calculation of Net Sales used to calculate the Promotion Fee payable to Wyeth pursuant to Section 9.1 hereof, provided, however, in the event that the maximum Promotion Fee payable to Wyeth under Section 9.1 for the year in which such Additional Cobalt Consideration is included in such Net Sales has been paid in full then the Additional Cobalt Consideration [***]. Furthermore, if [***] Wyeth [***] Wyeth [***] [***]. [***], Wyeth and King [***] King [***] King [***], King [***] Wyeth [***] King to Wyeth [***] King [***] King [***] Wyeth [***] Wyeth’s [***] Wyeth [***] Wyeth [***] until such Copromotion Fees due under Section 9.1 are paid in full. Notwithstanding the foregoing, the Parties acknowledge that (i) any payments made pursuant to this Section 4.6 shall in no way affect or modify the payment to King set forth in Section 9.2 and (ii) only the actual Net Sales made in 2008, without the addition of any Additional Cobalt Consideration, shall be used for purposes of determining whether or not the payment to King under Section 9.2 is due.
     4.7 Pediatric Extension.
          Completion of any additional studies of the Product(s) which are or may be required to obtain pediatric labeling for the Product(s) in the Territory shall be performed in King’s sole discretion. The costs of any such studies approved by both Parties and conducted pursuant to the Prior Agreement shall be shared by the Parties in accordance with Section 9.5 hereof. It is understood and agreed by the Parties that Wyeth’s share of such costs for the first and second quarters of 2006 shall include [***] dollars and [***] cents ($[***]) due for work performed in the first quarter of 2006 and up to [***]dollars[***]and [***] cents ($[***]) due for work performed in the second quarter of 2006. King shall be responsible, at its sole expense, for conducting any future studies which may be required or desirable to obtain any pediatric labeling for any Product(s). The Parties agree to transition work related to the publication of the [***] in accordance with Section 20 of the Transition Plan.
5. TRAINING AND PROMOTIONAL MATERIAL
     5.1 Training.
          (a) Each of the Parties agrees to make its sales representatives available throughout the Copromotion Period for training with respect to the marketing and sale of the Product(s). The Parties agree that during the portion of the Copromotion Period prior to the Amendment Execution Date, Wyeth shall, subject to the AMC’s approval, be responsible for developing and, if applicable, conducting training programs for each of Wyeth’s and King’s sales forces. King shall participate in conducting such training to the extent requested by Wyeth and specifically with respect to matters relating to the nature and regulatory oversight of the Product(s). Training shall be carried out at a time which is mutually acceptable to the Parties. The Parties’ relevant local operating entity Affiliates shall be responsible for the development and conduct of training programs, subject to the direction of Wyeth and the oversight of the AMC, on an ongoing
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

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basis to assure a consistent, focused promotional strategy, during the Copromotion Period prior to the Amendment Execution Date. As additional members are added to the Parties’ respective sales forces responsible for marketing the Product(s), training will be given to groups of the newly selected members.
          (b) Each Party shall decide where the training of its sales representatives will occur and absorb the costs of transporting, housing and maintaining their respective personnel for such training. Subject to the oversight of the AMC, prior to the Amendment Execution Date, all sales and marketing training materials will be prepared and supplied by Wyeth. From the Amendment Execution Date until [***] all sales and marketing training materials will be supplied pursuant to the Transition Plan. After [***], each Party shall be responsible for preparing and supplying training materials for its own sales representatives. The Direct Cost of all such training materials prepared or supplied for the training of sales representatives for promotional activities they are to conduct during the Copromotion Period shall be included in the Budgets of Marketing Expenses and shall be payable pursuant to Section 9.3.
     5.2 Promotional Materials.
          (a) During the Copromotion Period, all written sales, promotion and advertising materials (“Marketing Materials”) relating to the Product(s) shall be consistent with the Marketing Plans approved by the AMC. Prior to the Amendment Execution Date, all such Marketing Materials shall be subject to the copy clearance procedures established by Wyeth from time to time, including review by the copy clearance committee of Wyeth; provided, however, that King shall participate in any such reviews during the review period prior to submission to King for final legal and regulatory approval. Between the Amendment Execution Date and December 31, 2006, all such Marketing Materials shall be subject to the copy clearance procedures established by King from time to time, including review by the copy clearance committee of King, provided, however, that (i) any Marketing Materials that are to be distributed or used by any Wyeth employee and/or that contain any Wyeth Trademark or the name of Wyeth or any of its Affiliates shall also be subject to the copy clearance procedures established by Wyeth from time to time, including review and approval by the copy clearance committee of Wyeth, (ii) any materials to be used by speakers engaged by or on behalf of either Party for company directed medical education programs supported under the 2006 Marketing Plan shall also be subject to the copy clearance procedures established by Wyeth from time to time, including review and approval by the copy clearance committee of Wyeth and (iii) Wyeth shall have no obligation to use or distribute any new Marketing Materials provided by King to Wyeth after [***], if training of Wyeth sales representatives, as reasonably determined by Wyeth, is required for the use and/or distribution of such new Marketing Materials (for the sake of clarity, “new Marketing Materials” shall be any Marketing Materials that have not received the requisite copy clearance committee approvals prior to [***]). In either case, Approved Marketing Materials shall be provided to King for final legal and regulatory approval, which disapproval or approval and submission shall occur within [***] after King’s receipt of the Marketing Materials that have been approved by the King and/or Wyeth copy clearance committees as provided above. A copy of Wyeth’s current copy clearance procedures has previously been provided to King, it being understood that Wyeth has the right to modify such copy clearance procedures from time to time and will notify King upon doing so to the extent any such modifications
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

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impact the review of Marketing Materials pursuant to this Section 5.2. After the end of the Copromotion Period, King shall be solely responsible, at its sole expense, for the development, creation, production, content, distribution and use of any Marketing Materials. At such time Wyeth shall have no role in the development, creating, production, content, distribution and clearance in connection therewith. Promptly after the Copromotion Period Wyeth shall at King’s option either return or destroy all of the Marketing Materials in Wyeth’s control (including, without limitation, all materials in the possession of any of Wyeth’s employees, sales representatives, agents and/or other representatives).
          (b) In all written or visual materials approved by the Wyeth copy clearance committee related to the Product(s) which are used during the Copromotion Period for the promotion of Product(s) and are distributed by both the Wyeth and King sales forces or are used in medical education programs, the Parties will be presented and described to the medical communities (including, for example, the physician, pharmacy, governmental, reimbursement and hospital sectors) as joining in the promotion of the Product(s) in the Territory. All such written and visual materials and all documentary information, promotional material, and oral presentations (where practical) regarding the promoting of the Product(s) will state this arrangement and will display the names and logos of the Parties with equal prominence, as permitted by applicable law.
          (c) All Direct Costs associated with the preparation and distribution of Marketing Materials for use during the Copromotion Period shall be included in the Budgets of Marketing Expenses and shall be payable by Wyeth and King pursuant to Section 9.3.
          (d) From the Amendment Execution Date through December 31, 2006, King shall deliver to Wyeth Marketing Materials to allow Wyeth to deliver programs in sufficient quantities to support the Details to be performed by Wyeth during such six (6) month period in accordance with Section 3.1 hereof; provided, however, Wyeth shall continue to deliver Marketing Materials during the Copromotion Period according to the Transition Plan.
6. PRODUCT SAMPLES
     6.1 Supply, Storage and Distribution of Samples.
          During the Copromotion Period, King shall provide Wyeth, on a schedule and in such quantities to be reasonably determined by the AMC in accordance with the 2006 Marketing Plan, with samples of the Product(s) to be used by Wyeth solely in marketing and promoting the Product(s) in the Territory. Notwithstanding the foregoing, the Parties agree that during 2006, Wyeth shall receive [***] percent ([***]%) and King shall receive [***] percent ([***]%) of all samples of the Product(s) for distribution by its respective sales force during such year. King agrees to ship, for delivery to Wyeth no later than August 30, 2006, all remaining quantities of Wyeth’s allotment of Product samples for 2006. King shall be solely responsible for providing samples of the Product(s) to its sales representatives in the quantities and at such times as set forth in the applicable Marketing Plan, provided, however, that during 2006, Wyeth shall have no obligation to accept delivery of or share in the cost or otherwise pay for any shipment of Product samples
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

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delivered by King later than [***] after the date specified above in this Section 6.1. For samples of the Product(s) to be distributed by Wyeth, King shall ship samples to one central warehouse of Wyeth, as designated by Wyeth, and the risk of loss and responsibility for handling and warehousing of such samples shall pass to Wyeth upon delivery to a carrier designated by Wyeth. Wyeth shall be responsible for distributing the samples to its sales representatives in a timely manner. Wyeth shall also be responsible for securing the return of and reconciling existing sample inventories from discontinued field sales representatives. All Product samples provided to Wyeth hereunder shall be accompanied by an appropriate Certificate of Analysis of the Product specifications and an indication of expiration dating. In the event that either Wyeth or King believes that there will be any significant quantity of Product samples that have been distributed to Wyeth or King but have not been distributed to physicians by the end of the year, on the request of either Party, the Parties shall meet to discuss, in good faith, such issue and any resolutions thereto (with the goal of minimizing the quantity of undistributed Product samples by the end of 2006).
     6.2 Use of Samples.
          During the Copromotion Period the Product samples supplied by King to Wyeth or to King’s sales representatives shall be used by Wyeth and King solely in making Detail calls to Physicians in the Territory pursuant to this Agreement. Upon its receipt of Product samples, Wyeth shall be responsible for accountability and compliance with the PDMA, and other applicable federal, state and local laws and regulations relating to such samples or the distribution of same. King shall be responsible for accountability and compliance with the PDMA, and other applicable federal, state and local laws and regulations relating to Product samples that King supplies for distribution by King’s sales representatives. Wyeth and King each shall be responsible for adherence by its respective sales representatives to such laws and regulations. Each Party or its appointed agents shall have the right to audit the records and/or reports for the Product samples, as required to be kept by the other Party under the PDMA, during normal business hours, at convenient times and upon no less than [***] prior notice, provided, however, that no such audit shall occur more than [***] after the end of the Copromotion Period. Pursuant to Section 11 of the Transition Plan, after the Copromotion Period Wyeth shall at King’s option and expense either return or destroy all of the Product samples in Wyeth’s, its Affiliates’ or its employees’ control.
     6.3 Cost of Samples.
          With respect to Product samples to be distributed to physicians during the Copromotion Period, all costs and expenses associated with the manufacture, shipment, warehousing, storage and distribution of such Product samples shall be included in the Budgets of Marketing Expenses and shall be payable by Wyeth and King pursuant to Section 9.3. After the end of the Copromotion Period, King shall be solely responsible for all costs and expenses associated with the manufacture, shipment, warehousing, storage and distribution of Product samples.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

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7. CERTAIN REGULATORY MATTERS
     7.1 Licenses.
          Each Party hereto shall, at its sole cost and expense, maintain in full force and effect all necessary licenses, permits and other authorizations required by law, regulation, ordinance or statute to carry out its duties and obligations under this Agreement.
     7.2 Regulatory Responsibility.
          All regulatory matters regarding the Product(s) shall remain under the control of King through the Term, subject to the participation by Wyeth in matters related to the marketing of the Product(s) to Physicians in the Territory during the Copromotion Period. Notwithstanding the foregoing, during the Copromotion Period King shall promptly provide Wyeth with copies of all communications received from any regulatory agency or authority concerning the Product(s) or any Marketing Materials and shall submit copies of all communications and filings to be made to any regulatory agency or authority for prior review and comment. King shall give due consideration to all comments timely made by Wyeth and shall notify Wyeth, in writing, if it declines to address any such comments, stating the reason therefor.
     7.3 Efficacy and Safety Information.
          During the Copromotion Period King shall furnish Wyeth with efficacy and safety information reasonably requested by Wyeth to assist Wyeth in promoting the Product(s) to Physicians in the Territory, including without limitation relevant clinical and safety data included in the NDA for the Product(s) and additional information, if any, related to the efficacy and safety profile of the Product(s) since the Product’s approval by the FDA. Except for that information that is to be disclosed to Physicians in connection with conducting Details, such information shall be treated as confidential and proprietary information pursuant to Section 12 of this Agreement and shall not be disclosed to third parties without King’s prior written approval or direction.
     7.4 Pharmacovigilance.
          Pharmacovigilance, including adverse event information exchange, shall be governed by the Safety Agreement executed between the Parties on December 12, 2001, as may be amended from time to time by the Parties. The Parties agree to amend the Safety Agreement such that King shall no longer have an obligation to deliver adverse event information to Wyeth and Wyeth shall share appropriate information with King after the end of the Copromotion Period.
     7.5 Product Technical Complaints and Recalls.
          (a) King shall have the sole authority and responsibility to respond to any regulatory agencies, including without limitation the FDA, to respond to Product Technical Complaints and medical complaints and to handle all returns, recalls or market withdrawals of the Product(s) in accordance with applicable law, at King’s cost and expense; provided, however, that if any such returns or recalls of Product samples are caused solely by actions or inactions by Wyeth
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

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constituting a breach of the provisions of this Agreement or a violation of applicable law, Wyeth, as King’s sole and exclusive remedy, shall bear all reasonable Direct Costs associated with such actions or in actions in connection therewith, provided, however that Wyeth shall have no obligation to reimburse King for any incidental or consequential damages incurred in connection therewith, including, without limitation, any lost profits. Prior to the Initiation Date, the AMC adopted a standard operating procedure (“SOP”) for handling Product Technical Complaints and medical inquiries received by Wyeth not otherwise specified in this Agreement for use during the Copromotion Period.
          (b) Each Party shall promptly (but in any case, not later than forty-eight (48) hours) notify the other Party in writing of any order, request or directive of a court or other governmental authority to recall or withdraw the Product. King shall be solely responsible for determining whether to issue a recall or withdrawal and for the cost and expense of any such recall or withdrawal of the Product.
          (c) Because the Product is manufactured by or on behalf of King and the underlying NDA is owned solely by King or an Affiliate of King, Wyeth shall send Product Technical Complaints (“PTC”) to King during the Term of the Agreement. If the PTC cannot be categorized as a B Complaint (meaning no actual or potential harm to patient), then the PTC will be categorized as an A Complaint. A Complaints shall be sent to King within [***] of receipt and B Complaints shall be sent within [***] of receipt, but no more than [***] from the receipt date by Wyeth. During the Copromotion Period King shall promptly notify Wyeth following receipt by King of any PTC’s.
     7.6 Returns.
          Any Product returned to Wyeth shall be shipped to King’s or its designee’s nearest facility, with shipping and other direct costs to be paid by King. Wyeth shall incur no liability or any nature in the handling of such returns unless such Product was stored improperly by Wyeth.
     7.7 Notice of Government Inspections.
          During the Copromotion Period, King agrees that, to the extent it becomes aware of the results, observations and/or outcome of any inspections or audits of the facilities or operations involved in the manufacture, processing, testing or packaging of the Product conducted by governmental agencies, including without limitation the FDA, King will notify Wyeth of any such information as it relates to the Product within [***] of obtaining the information. During the Copromotion Period, King will provide Wyeth copies of reports of quality audits conducted by King and will apprise Wyeth of material manufacturing issues affecting supply of the Product.
     7.8 Government Inquiries.
          Upon being contacted by the FDA or any other federal, state or local agency for any regulatory purpose pertaining specifically to this Agreement or to the Product, a Party shall immediately notify the other Party. Wyeth agrees that it shall not respond to any such agency
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

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making an inquiry of it until and only as directed by King or its Affiliates, subject to reasonable consultation with Wyeth; provided, however, that the foregoing shall not be construed to prevent Wyeth in any way from complying with the any regulatory authority or applicable laws, rules or regulations. Wyeth may permit unannounced FDA or similar unannounced inspections and respond to the extent necessary to comply with its obligations under applicable law. Wyeth shall provide King with notice of any other inspection and shall allow King to participate to the extent necessary, in the reasonable opinion of King, as such inspections and responses pertain to the Product, at King’s cost and expense.
     7.9 Medical Inquiries.
          King shall handle all medical inquiries concerning the Product(s) during the Term of the Agreement. Wyeth shall refer all medical information requests to the Product Information Services Department of King in accordance with the procedures set forth in the SOP referred to in Section 7.5.
8. MANAGEMENT COMMITTEE; TRANSITION
     8.1 Establishment of the AMC.
          The Parties hereto recognize that it is in the best interests of both Parties to (a) maximize the sales and profits of the Product(s) in the Territory and (b) optimize the marketing of the Product(s) in the Territory during the Term and to coordinate the activities of both Parties with respect to the promotion of the Product(s) in the Territory during the Copromotion Period. Accordingly, the Parties have established a management committee (the “Altace Management Committee” or “AMC”) made up of three (3) representatives of each Party. The AMC shall continue in existence until the Amendment Execution Date, after which responsibility for the management of the promotion of the Product(s) shall transition to King in accordance with Section 8.7 below. One of Wyeth’s senior representatives shall chair the AMC. Both Parties shall have the right from time to time to substitute individuals, on a permanent or temporary basis, for any of its previously designated members of the AMC. The members appointed by each Party shall be vested with appropriate decision-making authority and power by such Party. Members of each such committee shall be employees of the Parties (or their Affiliates), respectively, and shall not be outside consultants, independent contractors or outside legal counsel, but such Persons are permitted to attend meetings of the AMC. Each Party shall bear its own costs associated with its participation on the AMC.
     8.2 Purpose and Responsibilities of the AMC.
          (a) The purpose of the AMC is to oversee the marketing and promotion of the Product(s) until the Amendment Execution Date as contemplated by this Agreement by coordinating the marketing and promotional efforts of the Parties in the Territory until the Amendment Execution Date and maximizing the sales thereof. Accordingly, in addition to the specific matters addressed elsewhere in this Agreement, and subject to the other provisions of this Agreement the AMC shall approve the following until the Amendment Execution Date:
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

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          (i) marketing and promotion activities for the Product(s);
          (ii) the annual Marketing Plan for the Product(s) and related Budget of Net Sales and Marketing Expenses;
          (iii) the market definition against which the Product(s) will be measured;
          (iv) Product production forecasts;
          (v) Marketing Expenses;
          (vi) targets for sales force staffing, number and frequency of quarterly and annual Details;
          (vii) Product positioning, strategy and objectives;
          (viii) determining the format and quantities of promotional sales, marketing and educational materials for the Product(s) which will be provided to the Physicians called upon in the Details by either Party’s sales representatives;
          (ix) quantities and schedule of delivery of Product samples to be provided by King to each Party’s sales representatives and to the Physicians called upon in the Details by each Party’s sales force; and
          (x) Managed Health Care strategy and tactics.
     8.3 AMC Meetings.
          During the Copromotion Period and prior to the Amendment Execution Date, the AMC shall meet: (a) at least once each Calendar Quarter on a date and at a location to be agreed to by the AMC, and (b) upon written notice by either Party to the other that a meeting is required or requested, in which case a meeting will be held within thirty (30) calendar days of such notice on a date and at a location to be agreed to by the Parties, or sooner if warranted by circumstances. Notice requesting a meeting shall include adequate information describing the activity to be reviewed. Any meetings of the AMC may be held in person at a location to be agreed to by the Parties, or by videoconference or teleconference. Other representatives of the Parties may attend AMC meetings as participants. At least one (1) week prior to any meeting of the AMC, each of the Parties shall provide the other Party with a proposed agenda of the matters to be discussed at such meeting. The Parties agreed, at the first meeting of the AMC, upon procedures for maintaining meeting minutes.
     8.4 Vote and Approval.
          The AMC may take action on a matter at a meeting only if a quorum exists with respect to that matter. The attendance of at least two (2) members of the AMC of each Party at a
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

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meeting shall constitute a quorum for the transaction of business. Each member of the AMC shall be entitled to cast one (1) vote on any matter to be acted upon at any meeting of the AMC. All decisions made by the AMC shall require a unanimous vote by the members of the AMC present at the meeting. Any action required or permitted to be taken at any meeting of the AMC may be taken without a meeting if the action is taken by all members of the AMC. The action must be evidenced by one or more written consents describing the action taken and signed by each member of the AMC.
     8.5 Marketing Plan and Budget.
          The Marketing Plan and related Budget of Net Sales and Marketing Expenses for 2006 have been agreed to by the AMC and each of the Parties and is attached hereto as Exhibit 8.5. Each Marketing Plan shall set forth the manner in which the Product is to be promoted and Detailed during the period to which the Marketing Plan relates and shall include, at a minimum: (a) the minimum number of quarterly and annual Details to be provided by each Party and targets therefor which shall be allocated in a professionally equitable manner; (b) Product positioning, strategy and tactics with supporting advertising and promotional activity to be undertaken; (c) the Budget of Net Sales and Marketing Expenses, including, without limitation, direct to consumer advertising; (d) any training and/or sampling programs to be conducted; (e) medical and education programs to be conducted; (f) public relations activities; and (g) such other information relating to the marketing of the Product(s) as deemed advisable by the AMC. Neither Party shall make any material change in any previously approved Marketing Plan without the prior written approval of the AMC, prior to the Amendment Execution Date and the other Party after the Amendment Execution Date through the end of the Copromotion Period.
     8.6 Additional Studies, Line Extensions and New Product.
          King shall be free, at its own expense, to (i) conduct such clinical studies as it deems necessary or desirable to expand the indications of or otherwise change the label for any product and (ii) develop and, after the Amendment Effective Date, commercialize, in each case, either alone or in conjunction with one or more third parties, any product (including, without limitation, any new formulation, dosage strength or line extension), in each case, without the need to consult with or obtain the approval of Wyeth, provided, however, that (x) this Section 8.6 shall have no effect on whether any product is a Product under this Agreement or whether King is required to pay to Wyeth Promotion Fees in connection with the sale of any such Product and (y) King shall notify Wyeth in writing within [***] after the first commercial sale in the Territory of each such additional product which is or would be a Product under this Agreement. Wyeth would have no obligation to fund any development or other costs associated with any studies of any current or additional Product. Notwithstanding the foregoing, King is not granted any license, either express or implied, under any intellectual property or other right owned or controlled by Wyeth or any of Wyeth’s Affiliates in connection with the development or commercialization of any such product by or on behalf of King.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

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     8.7 Transition.
          (a) As King is to assume full marketing control (consistent with the requirements of this Agreement) for the Product(s) effective as of the Amendment Execution Date and full promotional and sales control and responsibility for the Product(s) effective as of January 1, 2007, the Parties have developed and agreed upon the Transition Plan attached hereto as Exhibit 8.7. The Parties shall have no obligation to undertake any transition activities not set forth in the Transition Plan. The Transition Period shall be the [***] period beginning upon the Amendment Execution Date, however, should the activities not be completed as outlined in the Transition Plan, such Transition Period may be extended until the completion of all items set forth in the agreed upon Transition Plan. Upon completion of the Transition Plan, Wyeth’s only obligations shall be to perform Details of the current Product, to conduct those programs required of Wyeth’s sales representatives under the approved 2006 Marketing Plan and to provide those reports to King that Wyeth remains obligated to provide in connection with the activities performed by Wyeth during 2006. Upon completion of each activity in the Transition Plan, (i) Wyeth shall provide King with a written document indicating such activity is complete and (ii) unless such activity is not complete, King shall acknowledge completion thereof by signing such written document and returning it to Wyeth.
          (b) The Parties shall form a Joint Transition Team consisting of two (2) representatives from Wyeth and two (2) representatives from King. The objectives of the Joint Transition Team are to develop and obtain approval of all communication materials concerning this Agreement and to oversee the execution of the Transition Plan.
          (c) The cost of transitioning marketing and related materials shall include only those activities specifically identified in the Transition Plan. Expenses associated with such transition [***] 2006 Marketing Budget. Each party would be responsible for assuming one hundred percent (100%) of the costs incurred by it associated with the orderly transition of key marketing programs, materials and other identified matters from Wyeth to King, as set forth in the Transition Plan.
     8.8 Dispute Resolution.
          (a) The Parties recognize that disputes as to certain matters may from time to time arise during the Term of this Agreement that relate to either Party’s rights and/or obligations hereunder. It is the objective of the Parties to establish procedures to facilitate the resolution of disputes arising under this Agreement in an expedient manner by mutual cooperation and without resort to litigation. To accomplish this objective, the Parties agree to follow the procedures set forth in this Section 8.8 if and when a dispute arises under this Agreement.
          (b) Unless otherwise specifically recited in this Agreement, during the Copromotion Period disputes between the Parties under this Agreement shall be first referred by either Party to the AMC, if the AMC is still in existence and if not in existence then to the Joint Transition Team, as soon as reasonably possible after such dispute has arisen. If the AMC or the Joint Transition Team, as applicable, is unable to resolve such a dispute within fifteen (15) days of being requested by a Party to resolve such dispute, either Party may, by written notice to the other, have such dispute referred to their respective executive officers designated below or their
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

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designees, for attempted resolution by negotiations within thirty (30) days after such notice is received. The designated officers are as follows:

For Wyeth:	President of Wyeth Pharmaceuticals – The Americas and Global Businesses
                For King: President of King Pharmaceuticals
               In the event such designated officers are unable to resolve such dispute, each Party shall be free to pursue any legal or equitable remedy which may be available to it.
9. FEES AND EXPENSES
     9.1 Promotion Fee.
          (a) As compensation for services rendered by Wyeth during the Copromotion Period, King shall pay to Wyeth a promotion fee (the “Promotion Fee”) as follows (subject to adjustment in accordance with Section 4.1(e) hereof):
          (i) For the calendar year ending December 31, 2006 (A) fifteen percent (15%) of that portion of Net Sales of the Product(s) during such year that is less than or equal to One Hundred Sixty-Five Million Dollars ($165,000,000), plus (B) forty-two and one-half percent (42.5%) of that portion of Net Sales of the Product(s) during such year that is in excess of One Hundred Sixty Five Million Dollars ($165,000,000) but less than or equal to Four Hundred Sixty-Five Million Dollars ($465,000,000), plus (C) fifty-two and one-half percent (52.5%) of that portion of Net Sales of the Product(s) during such year that is in excess of Four Hundred Sixty-Five Million Dollars ($465,000,000) and less than or equal to Five Hundred Eighty-Five Million Dollars ($585,000,000); it being understood and agreed that there would be no payment due for that portion of Net Sales of the Product(s) in excess of Five Hundred Eighty-Five Million dollars ($585,000,000);
          (ii) For the calendar year ending December 31, 2007, thirty percent (30%) of Net Sales of the Product(s), such promotion fee not to exceed One Hundred Seventy Eight Million Five Hundred Thousand Dollars ($178,500,000) for sales made in 2007;
          (iii) For the calendar year ending December 31, 2008, twenty-two and one-half percent (22.5%) of Net Sales of the Product(s), such promotion fee not to exceed One Hundred Thirty Four Million Dollars ($134,000,000) for sales made in 2008;
          (iv) For the calendar year ending December 31, 2009, fourteen and two-tenths percent (14.2%) of Net Sales of the Product(s), such promotion fee not to exceed Eighty-Four Million Five Hundred Thousand Dollars ($84,500,000) for sales made in 2009; and
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

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          (v) For the calendar year ending December 31, 2010, King would pay Wyeth twenty-five percent (25%) of Net Sales of the Product(s), such promotion fee not to exceed Five Million Dollars ($5,000,000) for sales made in 2010.
          (b) Within [***] after the end of each calendar quarter during the Term, King shall pay to Wyeth (by wire transfer of immediately available funds to an account designated by Wyeth to King in writing) an amount equal to the [***].
     9.2 Milestone Payment.
          (a) In the event that annual Net Sales of the Product(s) exceed [***] dollars ($[***]) in 2008, Wyeth would pay to King a milestone payment in the amount of twenty million dollars ($20,000,000), such payment being due and payable within thirty (30) days after Wyeth receives King’s quarterly sales report for the quarter in which Net Sales exceeded [***] dollars ($[***]) in 2008.
     9.3 Marketing Expenses.
          (a) The Marketing Plan and related Budget of Net Sales and Marketing Expenses for 2006 have been agreed to by the AMC and each of the Parties and is attached hereto as Exhibit 8.5.
          (b) Subject to Section 9.3(c), Marketing Expenses shall be shared as follows:
          (i) For the period January 1, 2006 through December 31, 2006, provided the Marketing Expenses incurred are [***] Dollars ($[***]) or less, Wyeth shall be responsible for [***] the Marketing Expenses and King shall be responsible for [***] the Marketing Expenses, in each case, which Marketing Expenses are incurred in accordance with the approved 2006 Marketing Plan and Budget (a copy of which is attached hereto as Exhibit 8.5 and it being understood and agreed that (i) up to [***] percent ([***]%) of the budgeted costs for any program set forth in the 2006 Marketing Plan shall be considered within the budget for such program and such amounts shall be shared [***] by Wyeth and King as provided herein and the portion of any amounts over and above [***] percent ([***]%) of the budgeted costs for such program would require approval of both parties prior to either party being obligated to reimburse the other party for a share of such amounts). Nothing in such provision shall restrict King from making expenditures for marketing in excess of the agreed upon Marketing Expenses, provided, that King shall be solely responsible for any such excess Marketing Expenses.
          (ii) For the period commencing January 1, 2007 through the remainder of the Term of this Agreement, King, subject to Section 4.1, shall have the sole discretion with respect to the marketing of the Product(s) and the amount of Marketing Expenses to be incurred and shall be responsible for one hundred percent (100%) of the Marketing
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

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Expenses incurred. Additionally, King shall be responsible for [***] percent ([***]%) of the Marketing Expenses incurred in preparation for King’s assumption of marketing control of the Product(s) on the Amendment Execution Date. Wyeth shall have no input or control over marketing and no obligation to reimburse King for any Marketing Expenses incurred after January 1, 2007 or any Marketing Expenses incurred by King prior to January 1, 2007 in preparation for King’s assumption of marketing control of the Product(s) on the Amendment Execution Date.
          (c) Subject to the sharing provisions of Section 9.3(b) above and the reconciliation provisions set forth below in this Section 9.3(c), during the Copromotion Period, each Party shall initially pay for the Marketing Expenses incurred by it or as otherwise set forth in the Transition Plan, provided, however, that the cost of Product samples shall be deemed to be a Marketing Expense [***] pursuant to this Agreement. Each Party shall keep accurate and reasonably detailed records of such payments. Wyeth shall provide King with a detailed statement of Marketing Expenses and other AMC approved miscellaneous expenses incurred and paid (other than to King) by it during such month within [***] after the end of the month. King shall provide Wyeth with a detailed statement of all Marketing Expenses and other AMC approved miscellaneous expenses incurred and paid (other than to Wyeth) by King during such month within [***] after the end of the month. Within [***] after the end of each calendar quarter during the Copromotion Period, Wyeth shall prepare and provide to King a reconciliation statement of Marketing Expenses incurred by each Party during such calendar quarter. If any such reconciliation statement shall show that either Party reasonably incurred and paid Marketing Expenses and AMC approved other miscellaneous costs and expenses in excess of the amount payable by such Party pursuant to Section 9.3(b) or Section 9.5, as applicable, and that the other Party incurred and paid Marketing Expenses below the amount payable by such Party pursuant to Section 9.3(b), or Section 9.5, as applicable then, within [***] after such reconciliation statement is submitted to the other Party, the underpaying Party shall reimburse the non-underpaying Party for the amount of such underpayment up to the amount payable by such Party pursuant to Section 9.3(b) or Section 9.5, as applicable.
     9.4 Minimum Detail Requirement Shortfall.
          If, during 2006, a Party delivers less than [***] Details, such Party would pay to the other Party, as such other Party’s sole and exclusive remedy, [***] Dollars ($[***]) per Detail for every Detail less than the [***] Details such Party was obligated to deliver during such year (the “Annual Shortfall Payment”). Additionally, if, during any calendar quarter during 2006, a Party delivers less than [***] Details, such Party would pay to the other Party, as such other Party’s sole and exclusive remedy, [***] Dollars ($[***]) per Detail for every Detail less than the [***] Details, such Party was obligated to Deliver during such calendar quarter (the “Quarterly Shortfall Payment”), provided, however, that any Quarterly Shortfall Payments that a Party is required to make to the other Party would be fully creditable against any Annual Shortfall Payments such Party is required to make to the other Party. Such Quarterly Shortfall Payments and Annual Shortfall Payments would be made no later than March 31, 2007. Wyeth’s obligation to pay any Quarterly Shortfall Payment would be contingent upon King providing to Wyeth the amount of samples and Marketing Materials required to be provided to Wyeth pursuant to the 2006 Marketing Plan for use in such quarter. Wyeth’s obligation to pay
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

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any Annual Shortfall Payment would be contingent upon King providing to Wyeth the amount of samples and Marketing Materials that Wyeth is to receive during the year pursuant to the 2006 Marketing Plan.
     9.5 Other Miscellaneous Costs and Expenses.
          Except as otherwise expressly provided in this Agreement, Wyeth and King shall [***] pay [***] all costs and expenses, which are specifically approved by the AMC or both Parties.
10. RECORDKEEPING AND AUDITS
     10.1 Maintenance of Books and Records.
          Each Party shall maintain complete and accurate books and records in sufficient detail, in accordance with GAAP and all applicable laws, rules, ordinances and regulations, to enable verification of the performance of such Party’s obligations under this Agreement. Such records shall be maintained for a period of twenty-four (24) months after the end of the Term or longer if required by applicable law.
     10.2 Payment Audits.
          (a) Either Party (herein, the “Auditing Party”) may demand, no more than once during any calendar year from the Amendment Effective Date until two (2) years following the end of the Term, an audit of the relevant books and records of the other Party (herein, the “Audited Party”) in order to verify the Audited Party’s reports on the matters addressed in this Agreement, provided, however, that any audits of Marketing Expenses shall be completed no later than [***] after the final report for Marketing Expenses incurred during the Copromotion Period is received in accordance with Section 9.3 of this Agreement, provided that the Audited Party cooperates and provides access to its books and records in a timely manner as set forth below. All audits performed with respect to activities occurring after the Copromotion Period shall be limited to the reporting of Net Sales figures under section 9 of this Agreement. In no event may a Party audit the Marketing Expenses for any period of time more than one time. Upon no less than [***] prior written notice to the Audited Party, the Audited Party shall grant full access to members of a nationally recognized independent public accounting firm selected by the Auditing Party to the relevant books and records of the Audited Party in order to conduct a review or audit thereof. Such access shall be available during normal business hours. The accountants shall report its conclusions and calculations to the Auditing Party and the Audited Party; provided, however, that in no event shall the accountants disclose any information of the Audited Party except to the extent necessary to verify the Audited Party’s reporting and other compliance with the terms of this Agreement and, at the request of the Audited Party, such accountants will execute appropriate non-disclosure agreements. Except as hereinafter set forth, the Auditing Party shall bear the full cost of the performance of any such audit.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

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          (b) If, as a result of any audit of the books and records of Audited Party, it is shown that the Audited Party’s payments to the Auditing Party under this Agreement with respect to the period of time audited were less than the amount which should have been paid to the Auditing Party pursuant to this Agreement, then the Audited Party shall pay to the Auditing Party the amount of such shortfall within [***] after the Auditing Party’s demand therefor. If, as a result of any audit of the books and records of Audited Party, it is shown that the Audited Party’s payments to the Auditing Party under this Agreement with respect to the period of time audited were more than the amount which should have been paid to the Auditing Party pursuant to this Agreement, then the Auditing Party shall pay to the Audited Party the amount of such overpayment within [***] after the Audited Party’s demand therefor. In addition, if any amount payable by the Audited Party pursuant to this Section 10.2 is more than the amount which should have originally been paid pursuant to this Agreement by an amount in excess of [***] percent ([***]%) of the payments actually made with respect to the period in question, then the Audited Party shall also reimburse the Auditing Party for its documented reasonable out-of-pocket costs and expenses incurred in connection with the audit.
     10.3 Compliance Audits.
          In addition to the access and audit rights of the Parties set forth in Section 10.2, no more than once during any calendar year with respect to activities occurring after the Amendment Effective Date and through the Copromotion Period, each Party, upon no less than [***] prior written notice from the other Party, shall, and shall cause its Affiliates to, afford to an independent auditor selected by the other Party (and reasonably acceptable to the Party being audited) reasonable access by an independent auditor during normal business hours (and at such other times as the Parties may mutually agree) to the relevant books, records and other information of such Party as may be reasonably necessary to monitor or verify such Party’s compliance with such Party’s Detailing obligations (i.e., the number of Details performed) under the applicable Marketing Plan. Such access shall be available during normal business hours. Any inspection conducted by either Party pursuant to this Section 10.3 shall be [***]. The Parties agree that any such audit shall be initiated no later than [***] after the end of the calendar year being audited and shall be completed no later than [***] after the end of the calendar year being audited (or such later time as may be necessary for the auditors to complete such audit in the event that the audited Party fails to provide the other Party’s auditors with reasonable access to the audited Party’s books and records regarding the details performed during the time period between the initiation of the audit and the end of such [***] period. No more than one such audit may be conducted by a Party with respect to the Details performed in any calendar year.
11. TERM AND EXPIRATION
     11.1 Term of Agreement.
          The term of this Agreement (the “Term”) shall commence as of the Effective Date hereof and shall continue until December 31, 2010 (or such earlier time in 2010 as King has paid to Wyeth all Promotion Fees due and payable under this Agreement).
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

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     11.2 Survival.
          The representations, warranties, covenants and agreements of the Parties in Sections 4.4(b), 7.4, 9, 10, 11, 12, 13, 14, 15, 16 and 17 hereof shall survive any expiration or termination of this Agreement.
     11.3 Payments Upon Expiration.
          The expiration or any earlier termination of this Agreement shall not release either Party from any obligation to pay to the other Party any amounts accrued under Section 9 of this Agreement in connection with activities completed, expenses accrued and Net Sales realized during the Term of this Agreement.
12. CONFIDENTIALITY; OWNERSHIP
     12.1 Confidential Information.
          (a) Each Party acknowledges that it has received or may receive confidential or proprietary information of the other Party in the performance of this Agreement and/or the Prior Agreement, including without limitation information obtained or reviewed in connection with any audits or investigations performed pursuant to Section 10.2 or Section 10.3 of this Agreement and/or the Prior Agreement. Each Party shall hold confidential and shall not, directly or indirectly, disclose, publish or use for the benefit of any third party or itself, except in carrying out its duties hereunder, any confidential or proprietary information of the other Party or confidential or proprietary information jointly developed by the Parties, without first having obtained the furnishing Party’s written consent to such disclosure or use. “Confidential or proprietary information” shall include without limitation know-how, scientific information, clinical data, efficacy and safety data, adverse event information, formulas, methods and processes, specifications, pricing information (including discounts, rebates and other price adjustments) and other terms and conditions of sales, customer information, business plans, and all other intellectual property. This restriction shall not apply to any information within the following categories:
     (i) is or becomes part of the public domain other than by unauthorized acts of the Party obligated not to disclose such information or its Affiliates, sublicensees, consultants and contractors, as applicable;
     (ii) can be shown by written documentation to have been disclosed to the receiving Party or its Affiliates or sublicensees by a third party, provided such information was not obtained by such third party directly or indirectly from the other Party under this Agreement pursuant to a confidentiality agreement;
     (iii) prior to disclosure under this Agreement or the Prior Agreement, was already in the possession of the receiving Party or its Affiliates or sublicensees, provided
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

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such information was not obtained directly or indirectly from the other Party under this Agreement pursuant to a confidentiality agreement;
     (iv) can be shown by written documentation to have been independently developed by the receiving Party or its Affiliates without breach of any of the provisions of this Agreement;
     (v) is disclosed by the receiving Party pursuant to oral questions, interrogatories, requests for information or documents, subpoena, or a civil investigative demand of a court or governmental agency; provided, however, that, to the extent practicable, the receiving Party notifies the other Party promptly following receipt thereof so that the other may seek a protective order or other appropriate remedy to prevent or limit such disclosure, and provided further that the disclosing Party furnishes only that portion of the information which it is advised by counsel is legally required and imposes such obligations of secrecy as are possible in that regard;
     (vi) is required or permitted to be disclosed by a Party under any statutory, regulatory or similar legislative requirement or any rule of any stock exchange to which it or any Affiliate is subject; provided, however, that the non-disclosing Party shall be allowed to review the proposed disclosure and the disclosing Party agrees to consider in good faith any proposed revisions thereof provided to the disclosing Party within two (2) business days of the non-disclosing Party’s receipt of the proposed disclosure and the Parties shall seek confidential treatment for such disclosure as permitted by applicable law; or
     (vii) is required by authorities to obtain regulatory approval.
          (b) The obligations set forth in this Section 12 shall survive the termination or expiration of this Agreement for a period of [***]. The confidentiality obligations described in this Section 12 shall be in addition to the Parties’ obligations under the Confidentiality Agreements dated as of April 5, 2000 (the “Confidentiality Agreements”), except that to the extent there is a conflict between the Confidentiality Agreements and provisions of this Agreement, this Agreement shall govern.
          (c) Any of confidential information of Sanofi-Aventis transmitted by King to Wyeth shall be treated by Wyeth as confidential information in accordance with the confidentiality provisions of the Sanofi-Aventis Agreements.
          12.2 Confidentiality of Agreement. The terms and conditions of this Agreement shall be considered to be the Confidential Information of both Parties and shall be treated by each Party as such. Notwithstanding the foregoing, either Party may disclose the terms of this Agreement only to the extent required, in the reasonable opinion of such Party’s legal counsel, to comply with applicable laws, including, without limitation, the rules and regulations promulgated by the United States Securities and Exchange Commission (the “SEC”), provided, however, that before disclosing this Agreement or any of the terms hereof pursuant to this Section 12.2 or otherwise, the Parties shall consult with one another on the terms of this Agreement to be redacted in making any such disclosure. If a Party discloses this Agreement or
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

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any of the terms hereof in accordance with this Section 12.2 or otherwise, such Party agrees, at its own expense, to seek confidential treatment of portions of this Agreement or such terms, as may be reasonably requested by the other Party.
13. INDEMNIFICATION AND INSURANCE
     13.1 Indemnification by Wyeth.
          Wyeth shall defend, indemnify and hold King and its Affiliates, and their respective officers, directors, employees, successors and assigns, harmless from and against any and all claims, liabilities, losses, costs, actions, suits, damages and expenses (including attorneys’ fees and costs) incurred by or payable to any third party (each a “Liability” and collectively “Liabilities”) arising out of: (a) any breach by Wyeth of any representation, warranty or covenant contained in this Agreement; and (b) any claims by third parties relating to the performance or nonperformance of Wyeth’s obligations under this Agreement, provided, however, that Wyeth shall not be required to indemnify King with respect to any such claim, liability, loss, cost, action, suit, damage or expense hereunder to the extent the same is caused by any negligent act or omission or intentional misconduct by King or any of its Affiliates or is otherwise covered by King’s indemnification obligation in Section 13.2.
     13.2 Indemnification by King.
          King shall defend, indemnify and hold Wyeth and its Affiliates, and their respective officers, directors, employees, successors and assigns, harmless from and against any and all Liabilities (as defined in Section 13.1 above) arising out of or in connection with: (a) any breach by King of any representation, warranty or covenant contained in this Agreement; (b) the infringement or alleged infringement of any patent, trademark or other intellectual property rights of a third party by its activities with respect to the Product(s) or Trademark in accordance with the terms and conditions of this Agreement; (c) any personal injury (including death) and/or property damage resulting from the handling, possession or use of the Product(s); (d) any other Liability arising out of the manufacture, marketing, labeling, distribution or use of the Product(s); and (e) King’s entry into or operation under any agreement between King and any third party, in each case, provided, however, that King shall not be required to indemnify Wyeth with respect to any such claim, liability, loss, cost, action, suit, damage or expense hereunder to the extent the same is caused by any negligent act or omission or intentional misconduct by Wyeth or any of its Affiliates or is otherwise covered by Wyeth’s indemnification obligation in Section 13.1.
     13.3 Claims Procedures.
          A Party (the “indemnitee”) which intends to claim indemnification under this Section 13 shall notify the other Party (the “indemnitor”) within a reasonable time in writing of any action, claim or liability in respect of which the indemnitee believes it is entitled to claim indemnification, provided, however, that the failure to give timely notice to the indemnitor shall not release the indemnitor from any liability to the indemnitee to the extent the indemnitor is not
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

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prejudiced thereby. The indemnitor shall have the right, by notice to the indemnitee, to assume the defense of any such action or claim within the fifteen (15) day period after the indemnitor’s receipt of notice of any action or claim with counsel of the indemnitor’s choice and at the sole cost of the indemnitor. If the indemnitor does not so assume the defense of such third party claim, the indemnitee may assume such defense with counsel of its choice and at the sole cost of the indemnitor. If the indemnitor so assumes such defense, the indemnitee may participate therein through counsel of its choice, but at the sole cost of the indemnitee. The Party not assuming the defense of any such claim shall render all reasonable assistance to the Party assuming such defense, and all reasonable out-of-pocket costs of such assistance shall be for the account of the indemnitor. No such claim shall be settled other than by the Party defending the same, and then only with the consent of the other Party which shall not be unreasonably withheld; provided that the indemnitee shall have no obligation to consent to any settlement of any such action or claim which imposes on the indemnitee any liability or obligation which cannot be assumed and performed in full by the indemnitor, and the indemnitee shall have no right to withhold its consent to any settlement of any such action or claim if the settlement involves only the payment of money by the indemnitor or its insurer.
     13.4 Insurance.
          During the Term each Party shall maintain insurance (either through purchase of a policy form a nationally recognized third party insurer or through maintenance of a self-insurance program) against such risks and upon such terms (including coverages, deductible limits and self-insured retentions) as is customary for the activities to be conducted by such Party under this Agreement and is appropriate to cover its indemnification obligations hereunder. Each Party shall name the other as an additional insured on such Party’s relevant insurance policies and shall furnish to the other Party evidence of such insurance, upon request.
14. REPRESENTATIONS AND WARRANTIES
     14.1 By Wyeth.
          Wyeth represents and warrants to King that:
          (a) the execution, delivery and performance of this Agreement by Wyeth does not conflict with, or constitute a breach of or under, any order, judgment, agreement or instrument to which Wyeth is a Party; and
          (b) the execution, delivery and performance of this Agreement by Wyeth does not require the consent of any Person or the authorization of (by notice or otherwise) any governmental or regulatory authority.
          (c) To Wyeth’s knowledge as of the Amendment Execution Date, Wyeth has paid to King all amounts due and payable to King pursuant to the Prior Agreement.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

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          (d) as of the Initiation Date, Wyeth has not sold, distributed, marketed or promoted a Competitive Product in the Territory in violation of the provision of the Prior Agreement, and as of the Amendment Execution Date Wyeth has no plans to sell, distribute, market or promote a Competitive Product in the Territory in violation of the provisions of this Agreement.
     14.2 By King.
          King represents and warrants to Wyeth that:
          (a) the execution, delivery and performance of this Agreement by King does not conflict with, or constitute a breach of or under, any order, judgment, agreement or instrument to which King is a Party;
          (b) the execution, delivery and performance of this Agreement by King does not require the consent of any Person or the authorization of (by notice or otherwise) any governmental or regulatory authority,
          (c) the rights granted by King to Wyeth hereunder do not conflict with any rights granted by King to any third party;
          (d) King has sufficient rights in and to the Product(s) and all intellectual property, use, development, manufacturing, marketing, distribution and sale rights related thereto necessary or advisable for such purposes as contemplated by this agreement (the “Product Rights”), free and clear of any liens or encumbrances, except to the extent identified on Exhibit 14.2(d) attached hereto, and subject to the Sanofi-Aventis Agreements and Arrow agreements, to grant to Wyeth the rights provided in this Agreement;
          (e) King will use its Commercially Reasonable Efforts not to diminish the Product Rights, including without limitation by not committing or permitting the commission by any of its Affiliates of any acts or omissions which could cause the breach of any of the Sanofi-Aventis Agreements or any other Agreement which relates to the Product;
          (f) except as otherwise identified on Exhibit 14.2(f) attached hereto, the Sanofi-Aventis Agreements and the Arrow Agreements, true and complete copies of which have been delivered to Wyeth, are the sole agreements between King and any Person with respect to the rights of King in the Product(s) and the Product Rights, and all such Agreements are in full force and effect, are valid and binding obligations of the Parties thereto, enforceable against each such Party in accordance with the respective terms of such Agreements, to King’s knowledge, as of the Effective Date, there are no breaches or defaults under any such Agreement by any Party thereto, and to King’s knowledge, as of the Effective Date, there exists no event or condition which will or may result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default by any Party thereto of any such Agreement;
          (g) to King’s knowledge, the Product Rights, and the use thereof as contemplated under this Agreement, do not interfere or infringe on any intellectual property rights owned or possessed by any third party;
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

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          (h) to King’s knowledge as of the Amendment Execution Date, there are no third party pending patent applications which, if issued, may cover the use, development, manufacture, distribution or sale of the Product;
          (i) there are no claims, judgments or settlements against or owed by King or, to King’s knowledge, Sanofi-Aventis, or pending or threatened claims or litigation relating to the Product(s) or the Product Rights accept as set forth on Exhibit 14.2(i);
          (j) it will comply and shall cause its Affiliates and require its licensees and other third parties operating under any agreement with or authorization of King to comply with all applicable laws and regulations in the manufacture, promotion, marketing and sale of the Product(s);
          (k) King has provided to Wyeth true, accurate and complete copies of each of the Arrow Agreements and there has been no amendment to or modification of any of the Arrow Agreements between the time that King has entered into such Arrow Agreements and the Amendment Execution Date; and
          (l) to King’s knowledge as of the Amendment Execution Date, King has paid to Wyeth all amounts due and payable to Wyeth pursuant to the Prior Agreement.
15. NOTICES
     Except as otherwise specifically provided herein, any notice or other documents to be given under this Agreement shall be in writing and shall be deemed to have been duly given if sent by registered post, nationally recognized overnight courier or confirmed facsimile transmission to a Party (followed by hard copy by mail) or delivered in person to a Party at the address or facsimile number set out below for such Party or such other address as the Party may from time to time designate by written notice to the other:
     If to King:
King Pharmaceuticals, Inc.
501 Fifth Street
Bristol, Tennessee 37620
Attn: President
Facsimile: (423) 989-8006
with a copy to:
King Pharmaceuticals, Inc.
501 Fifth Street
Bristol, Tennessee 37620
Attn: General Counsel
Facsimile: (423) 989-6282
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

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     If to Wyeth:
Wyeth Pharmaceuticals
500 Arcola Road
Collegeville, Pennsylvania 19426
Attn: President
Facsimile: (484) 865-5803
with a copy to:
Wyeth
5 Giralda Farms
Madison, New Jersey 07940
Attn: Senior Vice President and General Counsel
Facsimile: (610) 660-7156
Any such notice or other document shall be deemed to have been received by the addressee three (3) business days following the date of dispatch of the notice or other document by post or, where the notice or other document is sent by overnight courier, by hand or is given by facsimile, simultaneously with the transmission or delivery thereof.
16. SETTLEMENT AND RELEASE.
     16.1 Release by King.
          In consideration of Wyeth’s agreement to amend and restate the Prior Agreement, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, King, on its own behalf and for its successors and assigns (collectively, the “King Releasors”), hereby unconditionally and irrevocably releases, remises and forever discharges Wyeth, each of Wyeth’s Affiliates, and each of their respective heirs, successors, assigns, directors, officers and employees (collectively, the “Wyeth Releasees”), of and from all debts, demands, actions, causes of action, suits, accounts, covenants, contracts, agreements, damages, judgments, executions, orders and any and all claims, demands and liabilities whatsoever, of every name and nature, both in law and in equity, whether known or unknown (collectively, “Wyeth Liabilities”), which any of the King Releasors ever had, now have or may ever have against one or more of the Wyeth Releasees arising out of any obligation of Wyeth or any Wyeth Releasee to King or any King Releasor under the Prior Agreement or arising out of any obligation of Wyeth or any Wyeth Releasee to King or any King Releasor under this Agreement prior to the Amendment Execution Date, including, without limitation, any and all such Wyeth Liabilities which previously existed or may have existed, which now exist or which may arise in the future in connection with the letter (whether or not expressly set forth in such letter) sent by King to Wyeth on December 19, 2005 asserting that Wyeth had breached certain of its obligations under the Prior Agreement (the “Notice of Breach Letter”), which Notice of Breach Letter is hereby withdrawn, with prejudice, by King.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

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This release shall without limitation forever bar all claims arising out of or relating to the Notice of Breach Letter. Notwithstanding the foregoing, the release provided by King to the Wyeth Releasees hereunder shall not affect (i) Wyeth’s obligation to meet the Wyeth 2006 Annual Detailing Requirement as set forth in Section 3.1, (ii) King’s right, under Section 10.3, to audit Wyeth’s Detailing obligations for 2006, or (iii) Wyeth’s obligation to pay King any amount that is due to King under (a) Section 9.3 of this Agreement, (b) Section 9.4 with respect to any Annual Shortfall Payment or Quarterly Shortfall Payment, or (c) Section 9.5 of this Agreement for any other AMC approved expenses incurred under this Agreement in 2006.
     16.2 Release by Wyeth.
          In consideration of Wyeth’s agreement to amend and restate the Prior Agreement, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Wyeth, on its own behalf and for its successors and assigns (collectively, the “Wyeth Releasors”), hereby unconditionally and irrevocably releases, remises and forever discharges King, each of King’s Affiliates, and each of their respective heirs, successors, assigns, directors, officers and employees (collectively, the “King Releasees”), of and from all debts, demands, actions, causes of action, suits, accounts, covenants, contracts, agreements, damages, judgments, executions, orders and any and all claims, demands and liabilities whatsoever, of every name and nature, both in law and in equity, whether known or unknown (collectively, “King Liabilities”), which any of the Wyeth Releasors now has or may ever have against one or more of the King Releasees arising out of any obligation of King or any King Releasee to Wyeth or any Wyeth Releasor under the Prior Agreement or arising out of any obligation of King or any King Releasee to Wyeth or any Wyeth Releasor under this Agreement prior to the Amendment Execution Date. This release shall without limitation forever bar all claims arising out of or relating to the Notice of Breach Letter. Notwithstanding the foregoing, the release provided by Wyeth to the King Releasees hereunder shall not affect (i) King’s obligation to meet the King 2006 Annual Detailing Requirement as set forth in Section 4.1, (ii) Wyeth’s right, under Section 10.3, to audit King’s Detailing obligations for 2006, or (iii) King’s obligation to pay Wyeth any amount that is due to Wyeth under (a) Section 9.1 of this Agreement with respect to Net Sales made in 2006, (b) Section 9.3 of this Agreement, (c) Section 9.4 with respect to any Annual Shortfall Payment or Quarterly Shortfall Payment, or (d) Section 9.5 of this Agreement for any other AMC approved expenses incurred under this Agreement in 2006.
     16.3 Dismissal of Pending Litigation.
     Within ten (10) business days of the Amendment Execution Date, Wyeth and King each shall cause their respective attorneys to file the Stipulation of Dismissal with prejudice, in the form attached hereto as Exhibit 16.3, with the Court in the matter of Wyeth vs. King Pharmaceuticals, Inc. (Case No. CV04-4068 (SLT) (RML)) currently pending in the United States District Court for the Eastern District of New York.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

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17. MISCELLANEOUS PROVISIONS
     17.1 Assignment.
          Neither Party shall assign or otherwise transfer this Agreement or any interest herein or right hereunder without the prior written consent of the other Party, and any such purported assignment, transfer or attempt to assign or transfer any interest herein or right hereunder shall be void and of no effect; except that each Party may assign its rights and obligations hereunder to an Affiliate or to the transferee or successor of its assets or securities in the event of a Change of Control without the prior consent of the other Party, provided that (i) in the case of an assignment to an Affiliate, the assigning Party shall remain responsible for all of its obligations and agreements set forth herein, notwithstanding such assignment, and (ii) in the case of a Change of Control, such transferee or successor shall assume in writing the obligations of the Party to which it is the transferee or successor. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective permitted successors and assigns.
     17.2 Governing Law.
          This Agreement shall be construed under and in accordance with, and governed in all respects by, the laws of the State of New York, without regard to its conflicts of law principles.
     17.3 Limitation of Liability.
          Except with respect to each Party’s indemnification obligations under Article 13, under no circumstances shall either Party have any liability to the other Party for any consequential (including, without limitation, lost profits), special or punitive damages arising out of or relating to this Agreement or any breach thereof. Both Parties hereby disclaim such damages.
     17.4 Non-Waiver.
          The failure of either Party to enforce or to exercise, at any time or for any period of time, any term of or any right arising pursuant to this Agreement does not constitute, and shall not be construed as, a waiver of such term or right, and shall in no way affect that Party’s right later to enforce or exercise such term or right.
     17.5 Entire Agreement.
          This Agreement and the Confidentiality Agreements contain all of the terms agreed to by the Parties regarding the subject matter of this Agreement and supersede any prior agreements, understandings or arrangements between them, whether oral or in writing. This Agreement may not be amended, modified, altered or supplemented except by means of a written agreement or other instrument executed by both of the Parties hereto. No course of conduct or dealing between the Parties shall act as a modification or waiver of any provisions of this Agreement.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

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     17.6 Consent to Jurisdiction.
          Each of the Parties hereby submits to the exclusive general jurisdiction of the courts of the State of New York and the courts of the United States of America for the Eastern District of New York in any action or proceeding arising out of or relating to this Agreement and to the jurisdiction of the appellate courts to which appeals are required to be taken from any of the foregoing. Each of the Parties waives any defense of inconvenient forum to the maintenance of any such action or proceeding. Any Party may make service on any other Party by sending or delivering a copy of the process to the Party to be served at the address and in the manner provided for the giving of notices in Section 15 above. Nothing in this Section 17.6, however, shall affect the right of any Party to serve legal process in any other manner permitted by law or equity.
     17.7 Severability.
          In the event that any of the provisions or a portion of any provision of this Agreement are held to be invalid, illegal or unenforceable by a court of competent jurisdiction or a governmental authority, such provision or portion of provision shall be construed and enforced as if it had been narrowly drawn so as not to be invalid, illegal or unenforceable and the validity, legality and enforceability of the enforceable portion of any such provision and the remaining provisions shall not be adversely affected thereby.
     17.8 Relationship of the Parties.
          The Parties hereto are acting and performing as independent contractors, nothing in this Agreement creates the relationship of partnership, joint venture, sales agency or principal and agent. Neither Party is the agent of the other, and neither Party may hold itself out as such to any other Party. All financial obligations associated with each Party’s business shall be the sole responsibility of such Party.
     17.9 Public Announcements.
          Throughout the Copromotion Period the form and content of any public announcement and/or any communication to a Party’s employees or customers to be made by either Party regarding this Agreement, or the subject matter contained herein, shall be subject to the prior written consent of the other Party (which consent shall not be unreasonably withheld, delayed or conditioned), except as may be required by applicable law (including, without limitation, disclosure requirements of the SEC, NYSE, NASDAQ, or any other stock exchange) in which event the other Party shall endeavor to give the other Party reasonable advance notice and review of any such disclosure. After the Copromotion Period and through the Term, King shall provide any public announcement regarding Altace® to Wyeth at the same time as such announcement is provided to the press; provided, however, the form and content of any public announcement and/or any communication to a Party’s employees or customers to be made by either Party regarding the terms of this Agreement, shall be subject to the prior written consent of the other Party (which consent shall not be unreasonably withheld, delayed or conditioned), except as may be required by applicable law (including, without limitation, disclosure
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

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requirements of the SEC, NYSE, NASDAQ, or any other stock exchange) in which event the other Party shall endeavor to give the other Party reasonable advance notice and review of any such disclosure.
     17.10 Counterparts.
          This Agreement shall become binding when any one or more counterparts hereof, individually or taken together, shall bear the signatures of each of the Parties hereto. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against the Party whose signature appears thereon, but all of which taken together shall constitute but one and the same instrument.
     17.11 Force Majeure.
          Neither Party shall be liable to the other Party for any failure to perform as required by this Agreement if the failure to perform is due to circumstances reasonably beyond such Party’s control including, without limitation, acts of God, civil disorders or commotions, acts of aggression, fire, explosions, floods, drought, war, sabotage, embargo, utility failures, material shortages, labor disturbances, a national health emergency, or appropriations of property. A Party whose performance is affected by a force majeure event shall take prompt action using its reasonable best efforts to remedy the effects of the force majeure event.
     17.12 Interpretation.
          The Parties hereto acknowledge and agree that: (a) each Party and its representatives have reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision; and (b) the terms and provisions of this Agreement shall be construed fairly as to each Party hereto and not in favor of or against either Party regardless of which Party was generally responsible for the preparation or drafting of this Agreement.
     17.13 Certain Expenses and Commissions.
          Except as otherwise expressly set forth in this Agreement, the Parties hereto shall each pay all their costs and expenses, including legal and accounting fees, incurred in connection with the preparation, negotiation, execution and delivery of this Agreement.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

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     17.14 Headings.
          The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
     IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the first date written above.

KING PHARMACEUTICALS, INC.	WYETH, acting through its Wyeth Pharmaceuticals Division

By:	By:

Name:	Name:

Title:	Title:

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

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ANNEX I
DEFINITIONS
     “Act” shall mean the United States Federal Food, Drug and Cosmetic Act, as it may be amended from time to time.
     “Affiliate(s)” shall mean, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with, such Person. A Person shall be regarded as in control of another Person if such Person owns, or directly or indirectly controls, more than fifty percent (50%) of the voting securities (or comparable equity interests) or other ownership interests of the other Person, or if such Person directly or indirectly possesses the power to direct or cause the direction of the management or policies of the other Person, whether through the ownership of voting securities, by contract or any other means whatsoever, for clarification purposes, the parties acknowledge that a contract sales force is considered an “Affiliate” provided, however, that, for purposes of this Agreement, the term “Affiliate” shall not include subsidiaries in which a Party or its Affiliates owns a majority of the ordinary voting power to elect a majority of the Board of Directors, but is restricted from electing such majority by contract or otherwise, until such time as such restrictions are no longer in effect.
     “Agreement” shall mean this Agreement, together with all appendices, exhibits and schedules referenced herein or attached hereto, and as the same may be amended or supplemented from time to time hereafter pursuant to the provisions hereof.
     “Calendar Quarter” shall mean each three (3) month period commencing on the first (1st) day of January, April, July or October, as the case may be, during the Term.
     “Altace Management Committee” or “AMC” shall have the meaning set forth in Section 8.1.
     “Arrow Agreements” shall mean, the Ramipril Patent License Agreement dated February 12, 2006 between Selamine Limited, Robin Hood Holdings Limited, King Pharmaceuticals Research and Development, Inc., and King Pharmaceuticals, Inc., the Ramipril Application License Agreement dated February 12, 2006 between Arrow International Limited, Robin Hood Holdings Limited, King Pharmaceuticals Research and Development, Inc. and King Pharmaceuticals, Inc., the Product Supply Agreement dated February 12, 2006 between Selamine Limited, Robin Holdings Limited, Arrow Pharm Malta Limited, and King Pharmaceuticals, Inc, and the Generic Distribution Agreement dated February 12, 2006 between Cobalt Pharmaceuticals, Inc. and King Pharmaceuticals, Inc. together will all schedules, appendixes and exhibits attached thereto or referred to therein, as may be amended from time to time.
          “Audited Party” shall have the meaning set forth in Section 10.2(a).
     “Auditing Party” shall have the meaning set forth in Section 10.2(a).
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

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     “Budget(s)” shall mean the annual budget of Net Sales and Marketing Expenses prepared and approved by the AMC in accordance with this Agreement.
     “Change of Control” shall mean any sale of voting securities or sale of assets (whether by sale, merger, consolidation, share exchange or otherwise in one transaction or a series of transactions) in or by a Party hereto that, directly or indirectly, results in any third party becoming the beneficial owner, directly or indirectly, of securities or assets of such first Party representing over fifty percent (50%) of the combined voting power of such Person’s then outstanding securities or over fifty percent (50%) of such first Party’s total assets.
     “Commercially Reasonable Efforts” shall mean efforts and resources normally used by a Party for a product owned by it or to which it has rights, which is of similar market potential at a similar state in its development or product life, taking into account issues of safety, efficacy, product profile, the competitiveness of the marketplace, the proprietary position of the product, the regulatory structure involved, the profitability of the applicable Product, and other relevant commercial factors.
     “Competitive Product” shall mean an Ace Inhibitor, an angiotensin II receptor blocker (“ARB”) or an Ace Inhibitor or ARB in combination with other cardiovascular agents in a single product, provided, however, that an ARB alone or in combination with other cardiovascular agents shall be a Competitive Product only if the level of promotional effort used by Wyeth for such ARB is greater than [***] percent ([***]%) of that applied to the Product(s) hereunder in the last calendar year of the Copromotion Period. A Competitive Product shall not include any product which (a) results from a collaboration with King, (b) is AB rated to any existing product containing an ACE Inhibitor or is an off patent ACE Inhibitor, (c) has Net Sales (as defined herein with respect to the Product(s) applied to such other Wyeth product) in the Territory below [***] Dollars ($[***]) or [***] percent ([***]%) of Net Sales of the Product(s) in the Territory, in each case for the latest [***], whichever is higher, or (d) is acquired by Wyeth from a third party in connection with a merger with or an acquisition of or by such third party, but is no longer actively promoted by Wyeth (or the surviving entity) through detailing such product to physicians.
     “Confidentiality Agreements” shall have the meaning set forth in Section 12.1(b).
     “Copromotion Period” shall mean the period of time beginning on the Initiation Date and ending on December 31, 2006.
     “Detail(s)” or “Detailing” shall mean a face-to-face contact by a sales representative with a Physician during which time the promotional message involving the Product(s) is a primary topic of discussion and the product discussed for either the longest period of time during the contact or, at a minimum, discussed no less than the second longest period of time during the contact.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

ANNEX I - 2

CONFIDENTIAL
     “Direct Cost” shall mean (a) costs directly attributable to an activity (i.e., those costs which vary with such activity), including, but not limited to, direct labor and benefit expenses for such activity and consumable bulk and other materials, as determined in accordance with generally accepted cost accounting practices in the country of the activity, plus (b) fixed overhead costs allocable to the activity, including, but not limited to, direct benefit and labor expenses for technical services and support services, depreciation, maintenance and repairs and insurance costs associated with such activity, as determined in accordance with generally accepted cost accounting practices in the country of the activity.
     “Effective Date” shall mean June 22, 2000.
     “FDA” shall mean the United States Food and Drug Administration or any successor entity thereto.
     “GAAP” shall mean United States generally accepted accounting principles.
     “Generic Distribution Agreement” shall mean that certain Generic Distribution Agreement dated February 12, 2006 between Cobalt Pharmaceuticals, Inc. (“Cobalt”) and King Pharmaceuticals, Inc.
     “Good Manufacturing Practices” shall mean the current standards for the manufacture of biologicals, as set forth in the Act and applicable regulations and guidelines promulgated thereunder or successors thereto, as shall be in effect from time to time during the Term.
     “Guidelines” shall have the meaning set forth in Section 2.2(c).
     “indemnitee” shall have the meaning set forth in Section 13.3.
     “indemnitor” shall have the meaning set forth in Section 13.3.
     “Initial Minimum Marketing Expenses” shall have the meaning set forth in Section 9.3(a).
     “Initiation Date” shall mean the later to occur of (i) FDA approval of the sNDA for the Product(s) with Model Claims or (ii) September 1, 2000.
     “King” shall have the meaning set forth in the PREAMBLE.
     “King Detail Report” shall have the meaning set forth in Section 4.4(a).
     “Marketing Expenses” shall mean the costs and expenses directly related to the marketing and promotion of the Product(s) in the Territory in accordance with the Marketing Plans, including without limitation costs and expense relating to: (i) general advertising, including without limitation journal advertising, direct mail and point of prescription advertising; (ii) continuing medical education programs, (iii) market research; (iv) Product-related publications; (v) Product sampling;
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

ANNEX I - 3

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(vi) direct to consumer advertising; and (vii) the items (other than sales force costs) listed in the Altace Preliminary Promotional Plan dated May 11, 2000.
     “Marketing Materials” shall have the meaning set forth in Section 5.2(a).
     “Marketing Plan” shall mean an annual plan and budget for the promotion and marketing of the Product(s) as developed pursuant to Section 8.5.
     “Model Claims” shall mean final approval by the FDA of inclusion of the primary endpoints from the HOPE Study in the revised labeling for the Product.
     “NDA” shall mean the new drug applications related to the Product, submitted to the FDA pursuant to provisions of the Act and applicable regulations related thereto.
     “Net Sales” shall mean the gross amount invoiced for the Product(s) by any Seller to any unaffiliated third party for any sales of any Product made by or on behalf of such Seller in the Territory, less returns and less the following amounts to the extent deducted from or on such invoice or absorbed or accrued by King or its Affiliates as required by GAAP: (i) customary quantity, trade and/or cash discounts, chargebacks, returns, allowances, rebates (including any and all federal, state or local government rebates, e.g., Medicaid rebates) and price adjustments allowed or given; and (ii) sales and other excise taxes and duties directly related to the sale, to the extent such items are included in the gross invoice price.
     “Non-Serious Adverse Event” shall mean any adverse drug experience associated with the use of the Product(s) in humans, whether or not considered drug related which is not a Serious Adverse Event.
     “PDMA” shall mean the Prescription Drug Marketing Act, as amended, and the implementing rules and regulations thereunder.
     “Person” shall mean an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, pool, syndicate, sole proprietorship, unincorporated organization, governmental authority, or any other form of entity not specifically listed herein.
     “Physicians” shall mean primary care physicians (i.e., general practitioners, family practitioners, internal medicine physicians and doctors of osteopathy), cardiologists, nephrologists and other prescribers of Angiotensin Converting Enzyme (ACE) Inhibitor therapy, in each case who are authorized by applicable law to prescribe the Product.
     “Product(s)” shall mean any pharmaceutical product containing ramipril or ramiprilat as its sole Active Ingredient, which for the avoidance of doubt, would include, without limitation, any and all dosage forms [***] in addition to authorized generics of any such formulations. For the sake of clarity, any Product containing either ramipril or ramiprilat in combination with another compound as an active ingredient as part of a fixed combination product are expressly excluded from the definition of “Product”.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

ANNEX I - 4

CONFIDENTIAL
     “Product Rights” shall have the meaning set forth in Section 14.2.
     “Product Technical Complaints” or “PTC” shall mean any complaint that questions the purity, identity, potency or quality of the Product, its packaging or labeling, the compliance of any batch of the Product(s) with applicable laws, including the Act, and current Good Manufacturing Practices, or any complaint that concerns any incident that causes the Product(s) or its labeling to be mistaken for, or applied to, another article or any bacteriological contamination, or any significant chemical, physical, or other change or deterioration in the Product, or any failure of one or more batches of the Product to meet the specifications therefor in the NDA.
     “Promotion Fee” shall have the meaning set forth in Section 9.1(a).
     “Sanofi-Aventis Agreements” shall mean, the General Products Agreement dated December 17, 1998 between Hoechst Marion Roussel, Inc., Hoechst Marion Roussel Deutschlan GmbH and King Pharmaceuticals, Inc., the U.S. Product Agreement dated December 17, 1998 and the First Amendment thereto dated February 27, 2006 between Sanofi-Aventis U.S. LLC (formerly Hoechst Marion Roussel, Inc., Sanofi-Aventis Deutschland GmbH (formerly Hoechst Marion Roussel Deutschland GmbH), and King Pharmaceuticals, Inc., and the Amended and Restated U.S. Product Manufacturing Agreement dated February 27, 2006 between Sanofi-Aventis Deutschland GmbH (formerly known as Hoechst Marion Roussel Deutschland GMBH) and King Pharmaceuticals, Inc. together will all schedules, annexes and exhibits attached thereto or referred to therein, all as may be amended from time to time, together with the Altace® Finished Product Manufacturing Agreement dated June 22, 2000 between King Pharmaceuticals, Inc., and Aventis Pharmaceuticals, Inc. together with all schedules, annexes and exhibits attached thereto or referred to therein, as may be amended from time to time.
     “Seller” shall mean King, any Affiliate of King or any third party who sells any Product under license, sublicense or other authorization of or agreement with King or any of King’s Affiliates; provided, however, in the case of Product sold by Cobalt or its Affiliates pursuant to the Generic Distribution Agreement , King shall be considered to be the Seller of any Product sold to Cobalt or Cobalt’s Affiliates thereunder, with the effect that, subject to Section 4.6 of this Agreement, Net Sales of such Products sold to Cobalt or Cobalt’s Affiliates shall be measured based on the price paid by Cobalt or Cobalt’s Affiliates to King therefore and for the sake of clarity, sales of such Product by Cobalt to third parties shall not be included in the calculation of Net Sales hereunder.
     “Serious Adverse Event” shall mean any serious and unexpected adverse drug experience, as defined by FDA in 21 C.F.R. § 314.80, associated with the use of the drug in humans, whether or not considered drug related.
     “SOP” shall have the meaning set forth in Section 7.5.
     “Term” shall have the meaning set forth in Section 11.1.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

ANNEX I - 5

CONFIDENTIAL
     “Territory” shall mean the United States, its territories and possessions, the District of Columbia and the Commonwealth of Puerto Rico.
     “Trademark” shall mean the federally registered trademark ALTACE® associated with the Product, any other related trademark or servicemark containing the word “ALTACE” and any other trademark or service mark (whether registered or unregistered) that King decides to use on or with the Product(s) or in any promotional material related to the Product(s) in the Territory during the Term.
     “Wyeth” shall have the meaning set forth in the PREAMBLE of this Agreement.
     “Wyeth Detail Report” shall have the meaning set forth in Section 3.2(a).
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

ANNEX I - 6

CONFIDENTIAL
EXHIBIT 2.2
TRADEMARKS
King:
ALTACE®
KING PHARMACEUTICALS®
Wyeth:
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

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EXHIBIT 8.5
2006 MARKETING PLAN AND
BUDGET OF NET SALES AND MARKETING EXPENSES
SEE ATTACHED DOCUMENTS
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

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EXHIBIT 8.7
ALTACE® MARKETING RESPONSIBILITY
TRANSITION PLAN
King Pharmaceuticals, Inc. (“King”) and Wyeth (formerly know as “American Home Products Corporation”) acting through its Wyeth Pharmaceuticals Division (formerly known as its “Wyeth-Ayerst Laboratories Division”) (“Wyeth”) are parties to that certain Amended and Restated Copromotion Agreement entered into on July 5, 2006 (the “Amendment Execution Date”), but effective as of January 1, 2006 (the “Amended Agreement”). Pursuant to Section 8.7 of the Amended Agreement, King and Wyeth have developed and agreed upon this Transition Plan, which sets forth the various activities to be undertaken by Wyeth and King in connection with the transition of marketing and sales responsibilities from Wyeth to King for Altace®. This Transition Plan is a supplement to the Amended Agreement and Wyeth and King each agree that this Transition Plan merely sets forth the detail of certain activities to be undertaken by the parties under the Amended Agreement and that any action or omission by either party under this Transition Plan shall not give rise to any right or cause of action other than those that are expressly available under the Amended Agreement. To the extent that there is any conflict between this Transition Plan and the Amendment Agreement, the provisions set forth in the Amended Agreement shall govern and control. Any capitalized terms not defined herein shall have the meaning assigned to such terms in the Amended Agreement.
     1. Joint Transition Team (the “JTT”)
a.	The JTT shall consist of the following representatives:
i.	King: [***] [***]

ii.	Wyeth: [***] [***]
b.	Either party may substitute one or more of its employees as representatives on the JTT by providing written notice of such substitution to the other party.

c.	During the Transition Period, the JTT shall meet, in person or by teleconference or videoconference, [***]. In the event that [***].

d.	Each party shall [***].
2.	Transition Period
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

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During the [***] beginning on the day after the Amendment Execution Date, [***] (the “Transition Period”) Wyeth and King each shall use its Commercially Reasonable Efforts to perform or cause to be performed the activities set forth in this Transition Plan. Notwithstanding the foregoing, [***] prior to the end of the Transition Period, [***] the end of the Transition Period to the [***].
3.	Communications.
a.	After the signing of the Amended Agreement (at such times as identified in Section 3.b below), Wyeth and King each shall announce to its employees and the public, that they have entered into the Amended Agreement and that responsibility for the marketing and promotion of Altace® will be transitioned to King.

b.	The content and timing of such announcements will be [***] Wyeth [***] King [***] Wyeth and King [***] prior to implementation thereof. Wyeth and King shall work together to finalize the Communications Plan [***]. The Communication Plan minimally will provide for the following:
i.	[***];

ii.	[***]; and

iii.	[***].
     4. Third Party Contracts
a.	Wyeth and King each acknowledge that (i) Wyeth [***] Altace® [***] Altace® [***] Altace® [***]Altace® [***] Altace® [***]Altace® [***] Altace® [***].

b.	Within [***] after the commencement of the Transition Period, Wyeth will provide to King [***] Altace®[***]. To the extent [***] shall identify or include (i) [***], (ii) [***], (iii) a [***] Altace® [***], and (iv) [***] Altace® [***] Wyeth to King. Wyeth shall provide to King’s legal department [***]Altace® [***] Wyeth’s [***] King’s [***] Altace® [***]Wyeth, pursuant to the provisions [***] Altace® [***] King,[***] Altace® [***] Altace® [***] King, Wyeth and King shall cooperate [***] Wyeth) [***], Wyeth [***] Altace®[***] King.

c.	Except as provided in Section 4.d below, the parties shall continue to receive services and/or conduct activities [***] Altace® [***] Altace® [***] King [***] Wyeth [***] Altace® [***] King for King’s [***] payments pursuant to Section 9.3 of the Amended Agreement.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

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d.	Within [***] after King’s [***] under Section 4.b above, King shall provide Wyeth [***]Altace® [***] King [***] Wyeth [***] King. [***] Altace® [***] King, [***]Wyeth, Wyeth and King shall execute and deliver [***] Altace® [***] King shall be responsible for [***] Altace® [***] Wyeth, pursuant to Section 9.3 of the Amended Agreement, [***] Wyeth’s [***] Altace® [***] Wyeth [***] King [***] Altace® [***], whether or not such costs are incurred before or after the end of the Copromotion Period.

e.	[***] Altace [***] King [***], Wyeth shall take such actions as, Wyeth [***] Altace®. Within [***] after the end of the Copromotion Period, Wyeth shall [***] King [***] Altace®[***] under such Altace [***] Altace® [***].
     5. Vendors
a.	Within [***] after the Amendment Execution Date, Wyeth shall provide to King [***] Wyeth [***] Altace® [***] Altace® [***] Altace [***] provided.

b.	Within [***] after King’s receipt [***] under Section 5.a above, King [***] Wyeth [***] King [***] Altace® [***] Wyeth.

c.	Within [***] after Wyeth’s receipt of the notice to be provided by King under Section 5.b above, Wyeth [***] King [***] Altace® [***] remain in [***]. Upon King’s request [***], Wyeth shall use its Commercially Reasonable Efforts to [***] King [***] King [***] Altace®[***] Wyeth to King. Notwithstanding the foregoing, King [***] King’s [***]Wyeth [***] Wyeth [***] King. [***] Wyeth[***], Wyeth, [***] King.
     6. Advertising Agency.
a.	Within [***] after the Amendment Execution Date, Wyeth will provide to King [***]Wyeth and King [***].

b.	Within [***] after the Amendment Execution Date, Wyeth will provide to King [***]Altace®, it being understood by King [***] Wyeth [***] King pursuant to Section 9.3 of the Amended Agreement.

c.	Wyeth and King agree that, after the Amendment Execution Date and for the remainder of the Copromotion Period, [***]Altace® [***].
     7. Promotional and Training Materials
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

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a.	Within [***] after the Amendment Effective Date, Wyeth will provide King with [***] Altace®[***] Altace® [***].

b.	In the event that Wyeth [***]Wyeth [***] at the end of the Copromotion Period (e.g., [***]), Wyeth will instruct [***] Wyeth’s [***].

c.	As soon as practicable, but no later than [***] after the end of the Copromotion Period, Wyeth will provide King with [***] Altace [***] Wyeth’s [***].

d.	Within [***] after King’s receipt [***] King shall advise Wyeth, in writing, [***] Wyeth [***] King[***] Wyeth.

e.	Within [***] after Wyeth’s receipt of such notice, Wyeth will deliver to King those [***] Altace® [***] Wyeth [***]. If Wyeth has not received the [***]King [***], Wyeth [***] Wyeth[***] King.
[***]
     8. Conventions
a.	To the extent not included on the list of vendors provided by Wyeth under Section 5 above, Wyeth will provide to King [***] after the Amendment Execution Date.

b.	Prior to the end of the Transition Period, the Wyeth conventions group will meet with the King Conventions group to agree upon [***] Wyeth to King [***] subject to the approval of the JTT and will be designed to (i) [***] King [***], (ii) [***] King [***] Wyeth [***] and (iii) [***] King’s [***] Altace® [***] King.

c.	King will be [***] Altace®[***]. The cost of any such [***] Altace [***].
     9. Professional (Medical) Journal Advertising
a.	Wyeth will provide to King the [***] 2005 and 2006 within [***] after the Amendment Execution Date.
     10. Company Directed Medical Education (Visiting Speakers Bureau, etc...)
a.	King acknowledges that Wyeth has provided to King copies of [***]

b.	Effective as of the Amendment Execution Date, King will assume responsibility for [***] with [***].

c.	King and Wyeth have already established [***]. After the Amendment Execution Date King [***] Wyeth, [***]. King [***] Wyeth’s [***].
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

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d.	[***] Wyeth [***] King [***] after the Amendment Execution Date. [***] and any other new [***] King after the Amendment Execution Date [***] the Copromotion Period [***] King [***] Wyeth [***] Wyeth and King [***] after they have been submitted [***] King, [***]. In the event that either the King [***] Wyeth [***], the JTT will work together to, [***] King and Wyeth [***]. In the event that the JTT [***] the dispute resolution procedures set forth in Section 8.8 of the Amended Agreement, notwithstanding any different time period provided for in Section 8.8 of the Amended Agreement. [***] King and Wyeth [***].

e.	Copies of all [***] that remain in Wyeth’s [***] King [***] Wyeth [***].

f.	The [***] Altace [***] will be provided to King [***] after the Amendment Execution Date.
     11. Product Samples
a.	Within [***] after the end of the Copromotion Period, Wyeth will provide King [***] Wyeth’s [***] Wyeth’s [***].

b.	Within [***] after King’s receipt [***] under Section 11.a above, King [***] Wyeth, [***] Wyeth should (i) [***] or (ii) [***]. Wyeth shall [***] as soon as practicable after receiving such [***] King. If Wyeth has not [***] King under this Section 11.b on or [***] in this Section 11.b11.a, Wyeth [***] King [***].

c.	As soon as practicable after Wyeth receives [***] King under Section 11.b above, Wyeth [***] Wyeth’s [***] King or King’s [***] Wyeth [***] King or King’s [***]. King shall promptly [***] Wyeth [***].
     12. Market Research and Business Analyses
a.	Within [***] after the Amendment Execution Date, Wyeth will provide [***] Wyeth’s [***] 2005, and 2006.

b.	Within [***] after King receives [***] provided under Section 12.a above, King shall advise Wyeth, in writing, as to [***] King[***]. Upon receipt of such request, Wyeth’s l[***] King [***] Wyeth [***]. Upon completion of such analysis, Wyeth [***] King [***] Wyeth’s [***] King [***] Wyeth [***] Wyeth) [***] where it is necessary to [***] King [***] King. Wyeth [***]Wyeth [***] Altace® [***]

c.	Within [***] after the Amendment Execution Date, Wyeth will provide to King [***] by Wyeth and relate to [***] by Wyeth and King[***] Altace® [***].
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

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d.	Within [***] after King receives [***] provided under Section 12.c above, King shall advise Wyeth, in writing, as to [***] King [***] Wyeth’s [***] King [***]Wyeth [***]. Upon completion of such [***] Wyeth [***]King [***] Wyeth’s [***] King [***]Wyeth [***] Wyeth [***] King [***] Wyeth [***] Altace® [***]Wyeth [***].

e.	A [***] will be conducted with [***]. The Wyeth and King [***] if not available. A copy of the [***] King [***], provided, however, that Wyeth [***] King[***] Wyeth [***].

f.	[***]Wyeth [***].
     13. E-Tactics
a.	Wyeth will identify all [***] Wyeth [***]Altace® [***] King [***]. Wyeth will use its [***] King.

b.	After the end of the Copromotion Period, Wyeth shall include [***] Wyeth’s [***] Altace® or King [***] Wyeth [***] Altace® [***] Altace® or King [***].
     14. Key Opinion Leaders and Advisory Boards
a.	Wyeth marketing will transfer all relevant contact information, which, to the extent available, [***] Altace [***] along with and details as to what [***] the Amendment Execution Date.
     15. Unrestricted Educational Grants (CME, etc...)
a.	To the extent permitted under applicable laws and regulations and not prohibited under any agreement between Wyeth and any third party, the Wyeth [***] King [***] Wyeth’s [***] Altace® [***] Wyeth [***].

b.	Within [***] after the Amendment Execution Date, Wyeth and King will exchange [***] Wyeth’s [***] Altace® [***].

c.	As per agreed AMC 2006 Plan, King [***] King [***]. King will provide [***] Wyeth [***].
     16. Managed Care Tactics/Medicare
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

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a.	Wyeth [***]. Within [***] after the Amendment Execution Date, [***] (Wyeth) will contact [***] (King) to discuss and plan [***] King to [***] that King does not [***] Wyeth [***].

b.	Within [***] of the Amendment Execution Date Wyeth [***] with King [***].
     17. Hospital Market Tactics
a.	All [***] information [***], including [***], will be supplied to King within [***] after the Amendment Execution Date.
     18. Consumer Tactics
a.	[***] — Wyeth is [***]. The results [***] to Wyeth in the [***].

b.	[***] — Within [***] after the Agreement Execution Date, Wyeth will [***] (i) [***] and (ii) if King so [***] Wyeth [***] King [***].

c.	Wyeth will [***] Altace [***] King [***] Wyeth [***]. Wyeth shall [***] King [***].
     19. Disclaimer.
King acknowledges and agrees [***] King [***] King by Wyeth [***] Wyeth [***]. King agrees [***] King’s [***].
     20. Publications
a.	Within [***] of the Amendment Execution Date Wyeth will provide King [***] Wyeth’s [***].

b.	Wyeth [***] Wyeth [***] King [***] King [***], King [***] the Amendment Execution Date.

c.	King agrees that [***], King shall [***].

d.	King will [***]. Should Wyeth’s [***] Wyeth shall [***] King [***] King’s [***] King [***], Wyeth [***].
     21. Transition Completion Checklist
King shall [***] King [***] Wyeth [***].
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

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     22. Other
Wyeth will have [***] to King [***] King, [***], Wyeth [***]. If Wyeth does [***], King shall [***] Wyeth [***].
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

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ATTACHMENT A
TRANSITION PLAN COMPLETION CHECKLIST
     The transition provided for under Section 8.7 of the Amended and Restated Copromotion Agreement entered into by Wyeth and King on the Amendment Execution Date shall be deemed complete upon completion of each of the action items set forth below which Wyeth [***].

Transition			Acknowledgement of
Plan		Date	Completion
Reference	Activity	Completed	Wyeth	King
3.a	[***]
3.a	[***]
3.b	[***]
3.b.iii	[***]
4.b	[***] Wyeth to King
4.b	[***] Altace® [***] King [***] King (to extent required under Section 4.b)
4.d	[***] King to Wyeth of Altace® [***]
4.d	[***] Wyeth and/or King as [***]
5.a	[***] to King
5.b	King [***] to Wyeth
5.c	[***] by Wyeth to [***]
6.a	[***] to King
6.b	[***] to King
7.a	[***] to King
7.c	[***] to King
7.d	King’s [***] to Wyeth [***]
7.e	[***] Wyeth to King
7.e	[***] Wyeth
8.a	[***] to King
8.b	[***] Wyeth [***] and King [***]
8.b	[***]
9.a	[***]to King
10.e	[***] King (to extent required under Section 10.e)
10.f	[***] Altace [***]
11.a	[***] King
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

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Transition			Acknowledgement of
Plan		Date	Completion
Reference	Activity	Completed	Wyeth	King
11.b	King [***] to Wyeth [***]
11.c	[***] to King
11.c	[***] Wyeth
12.a	[***] to King
12.b	King [***] to Wyeth
12.b	[***] to King (to the extent required under Section 12.b)
12.c	[***] to King
12.d	King [***] to Wyeth
12.d	[***] to King (to the extent required under Section 12.d)
12.e	[***] to King
12.e	King and Wyeth [***]
13.a	Wyeth [***]
13.b	[***] by Wyeth
14.a	[***] to King
15.a	[***] to King (to extend required under Section 15.a)
15.b	Wyeth [***] King [***]
15.b	King [***] Wyeth [***]
15.c	King [***] to Wyeth
15.c	King [***] to Wyeth
16.a	Wyeth and King [***] King [***]
16.b	[***]
17	[***] to King
18.a	King [***] to Wyeth
18.b	[***]
18.b	If King [***]
18.c	[***] King [***] (to extend required under Section 18.c)
20.a	[***] to King
20.b	Wyeth [***] for King
20.c	King [***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

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Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

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EXHIBIT 14.2(d)
THIRD PARTY RIGHTS
1.	King’s Credit Facility

2.	Sanofi-Aventis Agreements

3.	Arrow Agreements
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

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EXHIBIT 14.2(f)
1.	King’s Credit Facility

2.	DREAM Trial Agreement
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

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EXHIBIT 14.2(i)
PENDING AND THREATENED CLAIMS
Aventis Pharma Deutschland GmbH and King Pharmaceuticals, Inc. v. Lupin Ltd. and Lupin Pharmaceuticals, Inc. — Civil Action No. 2:05-cv-421 (RGD) (EDVA)
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

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EXHIBIT 16.3
STIPULATION OF DISMISSAL
UNITED STATES DISTRICT COURT
EASTERN DISTRICT OF NEW YORK

WYETH,		Plaintiff,

	- against -		Case No. CV04-4068 (SLT) (RML)

KING PHARMACEUTICALS, INC.,
Defendant.

STIPULATION OF DISMISSAL
Pursuant to Federal Rule of Civil Procedure 41(a)(1), upon the consent of the parties, the above-captioned matter is dismissed with prejudice, with each party to bear its own costs and attorneys’ fees.
Dated: _____ July , 2006

By:		By:

	Bruce S. Kaplan (BK-6340) Philippe Adler (PA-5626) Emily A. Stubbs (ES-5458) FRIEDMAN KAPLAN SEILER & ADELMAN llp 1633 Broadway New York, New York 10019-6708 212-833-1100 Attorneys for Plaintiff		Charles A. Gilman (CG-3924) Kevin J. Burke (KB-4560) Jason A. Otto (JO-6943) CAHILL GORDON & REINDEL llp 80 Pine Street New York, New York 10005 212-701-3000 Attorneys for Defendant
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

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